                                                                    EXHIBIT 10.1
                             OFFICE LEASE AGREEMENT


DATE:                      APRIL 5, 2000

BETWEEN:                   DRF HOLDINGS LLC
(address)                  c/o Frauenshuh Companies
                           7101 West 78th Street, Suite 100
                           Bloomington, MN 55439                    ("Landlord")

AND:                       NET PERCEPTIONS, INC.
(address)                  11200 West 78th Street
                           Eden Prairie, MN 55344                     ("Tenant")

LOCATION:                  INTERNET CENTER
                           7700 FRANCE AVENUE SOUTH
                           EDINA, MINNESOTA


LANDLORD AND TENANT hereby covenant and agree as follows:


BASIC                      1.    (a) PREMISES: The area containing
PROVISIONS                 approximately 118,072 square feet of Rentable Area
                           located on the first, second, fourth and fifth levels of the Building, as generally indicated on Exhibit C.
                           On or about the Commencement Date, Landlord will recalculate the Rentable Area of the Premises and the Building based to the extent practicable on construction and Building drawings, and Landlord and Tenant will execute a supplement to this Lease confirming the Rentable Area.

                                 (b) DELIVERY DATE: As to any portion of the
                           Premises, the date Landlord delivers such space to Tenant with all office furniture removed (other than the office furniture being leased to Tenant under
                           Section 12 of Exhibit E), ready for construction of Tenant's Work therein under Exhibit D. Landlord will give not less than two business days' notice of the Delivery Date, and prior to the Delivery Date Tenant will walk-through the space with Landlord to confirm that the space is ready for construction of Tenant's Work.

                                 (c) OCCUPANCY DATE: As to any portion of the
                           Premises, the earlier of (i) 75 days after the Delivery Date, or (ii) the date Tenant begins to operate its business in such portion of the Premises.

                                 (d) COMMENCEMENT DATE: The earlier of (i)
                           October 1, 2000, or (ii) the date when the Occupancy Date for all portions of the Premises has occurred. Landlord and Tenant will execute a supplement to this Lease confirming the Commencement Date, when determined.

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                                                                    EXHIBIT 10.1

                                 (e) TERM: The period of ten years beginning on
                           the Commencement Date. If the last day of such period is not the last day of the calendar month, the Term will extend to the last day of such calendar month.

                                 (f) USE: General business offices.

                                 (g) BASE RENT:

                                     (i) $11.75 per year for each square foot of
                                 Rentable Area of the Premises for the first year of the Term,

                                     (ii) $12.04 per year for each square foot
                                 of Rentable Area of the Premises for the second year of the Term,

                                     (iii) $12.34 per year for each square foot
                                 of Rentable Area of the Premises for the third year of the Term,

                                     (iv) $12.65 per year for each square foot
                                 of Rentable Area of the Premises for the fourth year of the Term,

                                     (v) $12.97 per year for each square foot of
                                 Rentable Area of the Premises for the fifth year of the Term,

                                     (vi) $13.29 per year for each square foot
                                 of Rentable Area of the Premises for the sixth year of the Term,

                                     (vii) $13.63 per year for each square foot
                                 of Rentable Area of the Premises for the seventh year of the Term,

                                     (viii) $13.97 per year for each square foot
                                 of Rentable Area of the Premises for the eighth year of the Term,

                                     (ix) $14.32 per year for each square foot
                                 of Rentable Area of the Premises for the ninth year of the Term; and

                                     (x) $14.67 per year for each square foot of
                                 Rentable Area of the Premises for the remainder of the Term.

                                 (h) ADDITIONAL RENT: For each calendar year
                           during the Term, the sum of (i) the lesser of (A) Tenant's Share of the Actual Operating Cost for such calendar year, and (B) the Operating Cost Cap for such calendar year, and (ii) Tenant's Share of the Actual Tax Cost for such calendar year. If any portion of Tenant's Share of Actual Operating Cost for any year is not paid because it exceeds the Operating Cost Cap, such portion will be added to and included in Tenant's Share of Actual Operating Cost for subsequent years and will be paid as Additional Rent in such subsequent years to the extent Tenant's Share of Actual


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                                                                    EXHIBIT 10.1

                           Operating Cost for such subsequent years as so adjusted does not exceed the Operating Cost Cap for such subsequent years. Additional Rent (and the Operating Cost Cap) will not include any amounts payable by Tenant for utilities or services separately metered to the Premises under Section 23(b) or for any additional services provided by Landlord under Section 23(d), which amounts will be separately payable by Tenant as a separate Rent obligation under this Lease.

                                 (i) OPERATING COST CAP: $5.50 per square foot
                           of Rentable Area for calendar year 2000, increased by 7.0% per year for each subsequent calendar year.

                                 (j) SECURITY DEPOSIT:   $201,706.33

EXHIBITS                   2.    The exhibits to this document are a part of
                           this Lease and consist of:

                                       Exhibit A       Description of Land
                                       Exhibit B       Building Regulations
                                       Exhibit C       Plan of Premises
                                 Construction Procedures
                           Exhibit E         Additional Provisions
                           Exhibit F         Location of Office Furniture



DEFINITIONS                3.    In this Lease:

                                 (a) "Rent" means the aggregate of the Base
                           Rent, Additional Rent, and all other amounts payable by Tenant to Landlord under this Lease.

                                 (b) "Land" means the property described in
                           Exhibit A.

                                 (c) "Building" means the building located on
                           the Land within which the Premises are located, and any areas and improvements servicing such building for which Landlord may from time to time have obligations, such as lobby areas, access areas, arcades, atriums, loading docks, public sidewalks, and other Common Areas.

                                 (d) "Project" means that portion of the Land
                           and Building owned or leased by Landlord, and any equipment and personal property of Landlord exclusively used on-site in connection with the Land or Building.

                                 (e) "Common Areas" means those areas and
                           facilities of the Project which are from time to time provided by Landlord for use in common by or for the benefit of the tenants and occupants of the Project and their employees, clients, customers, and invitees, whether or not such areas and facilities are accessible by the public. The Common Areas include the



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                                                                    EXHIBIT 10.1
                           lobbies, corridors, elevators, toilet rooms, atriums, auditoriums, cafeteria areas, kitchen areas, exercise rooms, loading and delivery facilities, driveways, sidewalks, and parking areas.
                                 (f) "Actual Operating Cost" means all costs
                           reasonably incurred by Landlord attributable to the maintenance, operation and repair of the Project and the Common Areas therein as determined by standard accounting practices with accruals appropriate to the general practices of the commercial real estate industry, calculated as though the Building were fully complete and fully occupied, including but not limited to (i) premiums for casualty, public liability, rent loss and other insurance which Landlord maintains with respect to the Project; (ii) all out-of-pocket costs incurred in managing the Project (including reasonable office rent or rental value of the management office serving the Project), plus a management fee or charge equal to 4.0% of the amount which for purposes of gross-up would be Landlord's total revenue for the Project (excluding such management fee) if the Building were fully leased at the average rental rate; (iii) recordkeeping, accounting and auditing costs for budgeting and determination of Actual Operating Cost and Actual Tax Cost and any Operating Cost or Tax
                           Cost Adjustment; (iv) all other costs which may be expensed rather than capitalized reasonably incurred by Landlord in owning, maintaining or operating the Project and the Common Areas therein; (v) a reserve for replacement of the fitness equipment in the exercise room in the Project as reasonably determined by Landlord; and (vi) capital expenditures, amortized over the useful life or estimated "pay-back" period, whichever is shorter, reasonably determined by Landlord using reasonable interest charges, for any repair, replacement or improvement to the Project, or purchase of equipment, that is incurred to improve the operating efficiency or reduce the cost of owning, maintaining or operating the Project or required under the Americans with Disabilities Act ("ADA") or otherwise by any governmental authority or insurance carrier. Actual Operating Cost excludes, however, (i) capital expenditures for replacement of more than 25% of the roofing on the Building in any one job, replacement of heating, cooling and ventilation equipment other than heat pumps, replacement of any structural elements of the Building, or other capital expenditures not specifically set out in the preceding sentence; (ii) Actual Tax Cost; (iii) tenant improvements, leasing commissions, and advertising and marketing costs for leasing of space; (iv) ground rent, depreciation, and principal and interest on debt; (v) expenses for which Landlord is reimbursed (net of cost of collection) by insurance or from any tenant (other than pursuant to an operating expense clause in such tenant's lease); (vi) the cost of operating the entity which constitutes Landlord (as distinguished from the cost of operation and maintenance of the Project), including, without limitation, legal expenses for disputes with tenants, internal accounting (other than budgeting and accounting of Actual Operating Cost and Actual Tax Cost and any Operating Cost or Tax Cost Adjustment), costs of selling any interest of Landlord in the Project or any part thereof, and costs of any disputes between Landlord and any employee or agent of Landlord; and
                           (vii) executive salaries above the grade of general manager for the Project and other management overhead

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                                                                    EXHIBIT 10.1
                           costs (other than the costs and fees included in Actual Operating Cost as specified in the preceding sentence). The cost of the general manager and any employees below the rank of general manager whose duties include work on other properties and the cost of any management office which serves other properties will be reasonably allocated between the Project and other properties.

                                 (g) "Estimated Operating Cost" means, for any
                           calendar year, Landlord's good faith estimate of the Actual Operating Cost (or the Operating Cost Cap, if applicable) for such year. For purposes of this Lease, the Estimated and Actual Operating Cost for calendar year 2000 will not exceed $5.50 per square foot of Rentable Area.

                                 (h) "Operating Cost Adjustment" means the
                           difference between Tenant's Share of Estimated Operating Cost and Tenant's Share of Actual Operating Cost computed as set out in Article 7.

                                 (i) "Actual Tax Cost" means all taxes and
                           installments of special assessments (and interest thereon), general and special, ordinary and extraordinary, assessed, levied, charged or imposed upon or against the Project and all taxes, excises, fees, charges, levies or assessments which are assessed levied, charged or imposed on Landlord in lieu of those taxes and assessments. Actual Tax Cost excludes, however, income or franchise taxes payable by Landlord except to the extent imposed in lieu of real property taxes or special assessments. Landlord will use commercially reasonable judgment in determining whether to contest any real estate taxes and will endeavor to keep the real estate taxes for the Project consistent with those of similar buildings within the taxing jurisdiction.

                                 (j) "Estimated Tax Cost" means for any calendar
                           year Landlord's good faith estimate of the Actual Tax Cost for such year. The Estimated Tax Cost for calendar year 2000 is $3.25 per square foot of Rentable Area.

                                 (k) "Tax Cost Adjustment" means the difference
                           between Tenant's Share of Estimated Tax Cost and Tenant's Share of Actual Tax Cost computed as set out in Article 7.

                                 (l) "Rentable Area" means the rentable area of
                           the Premises and other portions of the Building determined as set out in the American National Standard Method for Measuring Floor Area in Office Buildings, ANSI/BOMA Z65.1-1996.

                                 (m) "Tenant's Share" means that portion of the
                           Estimated or Actual Operating Cost or Estimated or Actual Tax Cost which the Rentable Area of the Premises bears to the Rentable Area of the Project, except that (i) if a service is provided by Landlord to tenants of the Project in their premises but is not provided by Landlord in the Premises under this Lease, the cost of the service (except as it relates to Common Areas) will be excluded from the

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                                                                    EXHIBIT 10.1

                           Estimated Operating Cost and Actual Operating Cost; or (ii) if a service is provided by Landlord in the Premises but is not provided to another portion of the Project, the divisor will be the Rentable Area of that portion of the Project in which the service is provided; or (iii) if the Premises or any other portion of the Project is exempt from any real estate or other tax or imposition, the exempt portion will not be included in the Rentable Area of the Project in determining Tenant's Share of such tax or imposition.

                              (n) The terms defined in Article 1 have the
                           meanings ascribed to them therein.

GRANT OF                   4. Landlord hereby leases the Premises to Tenant and
LEASE                      Tenant hereby accepts the Premises from Landlord to
                           have and to hold during the Term, subject to the terms and conditions of this Lease.

RENT                       5. (a) Tenant  will pay the Rent in lawful  money
PAYMENT                    of the United States to Landlord at the address set
                           out in the heading of this Lease or at such other place as Landlord from time to time designates, without demand and without any reduction, abatement, counterclaim or setoff, as follows:

                              (i) Base Rent will be paid in advance and without
                           notice on or before the first day of each month during the Term in monthly installments, each equal to one-twelfth of the annual Base Rent.

                              (ii) Prior to the Commencement Date and prior to
                           the beginning of each calendar year thereafter, Landlord will compute and deliver to Tenant a statement of the Estimated Operating Cost and Estimated Tax Cost for such calendar year and the monthly payments as would fully recover Tenant's Share of the Estimated Operating Cost and Estimated Tax Cost in such calendar year. From time to time during the calendar year, Landlord may compute and deliver to Tenant an updated statement of the Estimated Operating Cost and Estimated Tax Cost for such year and the monthly payments for the remainder of the calendar year as would fully recover Tenant's Share of Estimated Operating Cost and Estimated Tax Cost as so revised. Tenant's Share of the Estimated Operating Cost (or the Operating Cost Cap, if less) and Tenant's Share of Estimated Tax Cost will be paid in advance and without further notice on the first day of each month during the Term in monthly installments, each based on Landlord's most current statement.

                              (iii) If the Term begins on other than the first
                           day of a month or ends on other than the last day of a month, the monthly installments of Base Rent and Additional Rent for that month will be prorated and paid in advance.

                              (iv) Other charges will be paid on or before the
                           first day of the month following notice of the charge, unless a different time for payment is specified in this Lease.


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                                                                    EXHIBIT 10.1

                              (b) All amounts payable by Tenant to Landlord
                           under this Lease will be deemed Rent and Landlord will have all rights against Tenant for default in any payment as in the case of arrears of rent. The obligation to pay Rent accruing prior to the expiration or earlier termination of this Lease and the obligation to pay any damages and costs arising out of a default by Tenant under this Lease will survive the expiration or earlier termination of this Lease.

SERVICE                    6. In addition to  Landlord's  right to apply any
CHARGES                    Security Deposit to late payments under Article 37,
                           Tenant will pay Landlord an administrative fee of $100.00 for any payment of Rent which is not made within five days after it becomes due, and $35.00 for each check presented by Tenant which is returned unpaid due to insufficient funds or other reason. In addition, any Rent not paid within five days after it becomes due will bear interest from the date due to the date paid at 12.5% per annum.

COST                       7. (a) If Tenant's Share of Actual  Operating Cost
ADJUSTMENTS                for any calendar year during the Term exceeds
                           Tenant's Share of Estimated Operating Cost paid by
                           Tenant for the calendar year, Tenant will pay to Landlord a sum equal to the difference between Tenant's Share of Actual Operating Cost for the year and Tenant's Share of Estimated Operating Costs for the year. If Tenant's Share of Estimated Operating
                           Cost paid by Tenant for any calendar year during the Term exceeds Tenant's Share of Actual Operating Cost for the calendar year, Landlord will pay to Tenant a sum equal to the difference between Tenant's Share of Estimated Operating Cost for the year and Tenant's
                           Share of Actual Operating Cost for the year.
                           Notwithstanding anything herein to the contrary, however, the Actual Operating Cost for any year will not exceed the Operating Cost Cap for such year.

                              (b) If Tenant's Share of Actual Tax Cost for any
                           calendar year during the Term exceeds Tenant's Share of Estimated Tax Cost paid by Tenant for the calendar year, Tenant will pay to Landlord a sum equal to the difference between Tenant's Share of Actual Tax Cost for the year and Tenant's Share of Estimated Tax Cost for the year. If Tenant's Share of Estimated Tax Cost paid by Tenant for any calendar year during the Term exceeds Tenant's Share of Actual Tax Cost for the calendar year, Landlord will pay to Tenant a sum equal to the difference between Tenant's Share of Estimated Tax Cost for the year and Tenant's Share of Actual Tax Cost for the year.

                              (c) Within 120 days after the end of each calendar
                           year or as soon thereafter as reasonably possible, Landlord will give written notice to Tenant of any Operating Cost or Tax Cost Adjustment. The notice will contain or be accompanied by a statement of the Actual Operating Cost and Actual Tax Cost for that calendar year and a computation of the Operating Cost and Tax Cost Adjustment. Tenant will pay to Landlord any amount due under this Article within 30 days after delivery of the annual notice, but failure to so notify Tenant within a reasonable period after any calendar year for which additional rent is due will not release Tenant from paying nor diminish


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                                                                    EXHIBIT 10.1
                           Tenant's obligation to pay such amount. Landlord will pay Tenant any amount due under this Article within 30 days after delivery of the annual notice or credit such amount against the next Rent coming due under this Lease.

                              (d) Tenant may examine Landlord's books relating
                           to the Actual Operating Cost and Actual Tax Cost for any calendar year if requested within 60 days of receipt of the notice of the Operating Cost and Tax Cost Adjustment for such calendar year. The Actual Operating Cost, Actual Tax Cost, and any Operating Cost or Tax Cost Adjustment set out in Landlord's notice will be considered as final and binding on Tenant except to the extent of any written exception delivered to Landlord within 120 days of Tenant's receipt of Landlord's notice. No examination of Landlord's books or written exception made by Tenant will extend the due date of any payment of Operating Cost or Tax Cost Adjustment or any other amount due under this Lease.

                              (e) If based on Tenant's examination of Landlord's
                           books Tenant raises any exception to the Actual Operating Cost, Actual Tax Cost, or any Operating Cost or Tax Cost Adjustment, such exception will be made in writing and Tenant will provide Landlord with a full copy of the results of its examination. If Landlord disputes Tenant's written exception, Landlord and Tenant will in good faith attempt to resolve the dispute. If not resolved within 60 days of Landlord's receipt of the written exception, the dispute will be resolved by a mutually acceptable nationally recognized accounting firm. Landlord and Tenant will bear equally the cost of such an accounting firm. If the resolution reasonably establishes the aggregate of Tenant's Share of Actual Operating Cost and Tenant's Share of Actual Tax Cost for such calendar year has been overstated by more than 4%, Landlord shall promptly reimburse Tenant for the reasonable out-of-pocket cost of Tenant's examination (excluding any "contingency" fee which is measured by the reduction in the Additional Rent). Landlord will promptly refund to Tenant or Tenant will promptly pay to Landlord, as the case may be, the amount of any overstatement or understatement.

                              (f) If this Lease does not begin or end at the
                           first day of a calendar year, any Operating Cost or Tax Cost Adjustment for the year will be adjusted pro rata, based upon the number of days of the Term falling within such calendar year.

ADDITIONAL                 8. Tenant will pay to Landlord the amount of any
OCCUPANCY                  taxes (other than income tax), excises, charges,
TAXES                      levies, fees or assessments payable by Landlord upon
                           or by reason of any Rent reserved to Landlord, the renting of any part of the Project to Tenant, Tenant's use or occupancy of any part of the Project, or any fixture or personal property in the Premises which does not belong to Landlord.



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                                                                    EXHIBIT 10.1
COMPLETION                 9. Tenant will take possession of the Premises in
OF PREMISES                their "as-is" condition without any warranty or
                           representation by Landlord of their condition or suitability for Tenant's use. Tenant will be responsible for construction of any improvements in the Premises in accordance with the Construction
                           Procedures set out in Exhibit D.

OCCUPANCY OF               10.(a) Upon surrender and vacation of the Premises by
PREMISES                   the existing occupant, Tenant will have access to
                           the Premises to complete the Premises for occupancy.
                           Entry for the period prior to the Commencement Date will be at Tenant's risk, and Tenant will pay any costs incurred by Landlord as a result of Tenant's early access to the Premises. All of the provisions of this Lease apply during the period of Tenant's access prior to the Commencement Date, except that Tenant will have no obligation to pay Base Rent or Additional Rent for any portion of the Premises until the Occupancy Date for such portion has occurred.
                           From the Occupancy Date for such portion of the Premises until the Commencement Date, Tenant will pay in respect of such portion of the Premises Base Rent
                           (at the rate of $11.75 per annum for each square foot of Rentable Area) and Additional Rent for such portion of the Premises.

                              (b) Upon the Delivery Date for each portion of the
                           Premises, Tenant will have access to such portion of the Premises pursuant to Exhibit D to complete the Premises for occupancy. If Landlord is unable to deliver legal possession of any portion of the Premises to Tenant for occupancy by the Commencement Date, this Lease will not be void or voidable nor will Landlord be liable to Tenant for any loss or damage resulting from the failure to deliver, but no Base Rent or Additional Rent will be payable in respect of such portion for the period expiring 75 days after the date Landlord delivers possession for occupancy or the date Tenant begins to conduct business in such portion, whichever first occurs. If Landlord is unable to deliver legal possession of any part of the Premises within 120 days after the Occupancy Date therefor, either Landlord or Tenant may by written notice to the other cancel this Lease as it relates to such part of the Premises, in which case a pro-rata portion of the Security Deposit and any interest accrued thereon will be returned to Tenant and neither Landlord nor Tenant will have any further obligations in respect of such part of the Premises under this Lease

CARE OF                       11. (a) At its expense, Tenant will keep the
PREMISES interior portions and entrance of the Premises in good order and condition, including but not limited to (i) maintaining the Premises in a clean and sanitary condition, (ii) maintaining and repairing all mechanical, electrical, and plumbing systems, facilities, and equipment (other than heat pumps) exclusively serving the Premises (it being understood that Landlord is responsible under Article 23 for mechanical, electrical and plumbing systems, facilities and equipment which serves more than the Premises and any heat pumps in the Premises) and all non-structural improvements within the Premises; and
                           (iii) repainting and redecorating at reasonable intervals as needed.(b) If Tenant fails to perform any work set out in this Article within 20 days after notice


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                                                                    EXHIBIT 10.1
                           from Landlord or such shorter period as may be appropriate in an emergency, Landlord may enter the Premises and perform the work. If Landlord performs the work (whether or not due to an emergency), Tenant will pay to Landlord the cost of the work, plus 10% for Landlord's overhead and coordination.

ALTERATIONS                12. Tenant will not make or allow to be made any
BY TENANT                  alteration, addition or improvement to the Premises
                           without first obtaining Landlord's written consent.
                           However, no consent will be required for any alteration, addition or improvement to the Premises which costs less than $10,000 in the aggregate and does not affect the structural, mechanical, electrical, plumbing or life-safety systems or facilities or the entry area of the Premises, provided Landlord is given not less than 15 days advance written notice specifying such work and the work is otherwise carried out in conformance with this Lease. All work will be performed at Tenant's expense in a first class skillful manner by one or more licensed, bonded contractors approved by Landlord and in accordance with plans and specifications approved by Landlord. Tenant and Tenant's contractors and subcontractors, and their respective trades and workers, will work in harmony with other labor working in the Building, and will not conflict with any union or other contracts or affiliations to which Landlord or Landlord's contractors or subcontractors, or their respective trades or workers, may be a party. Tenant will forthwith remove from the Project any contractor, subcontractor, trade or worker causing or creating any such conflict. Tenant will cause each contractor to carry workers' compensation insurance in accordance with statutory requirements and commercial public liability insurance, with Landlord (and other parties reasonably requested by Landlord) named as additional insured, in amounts at least equal to those set out in Article 21, and will submit evidence of the coverage to Landlord prior to commencement of the work. Tenant will be responsible for the payment of any direct expense incurred by Landlord in connection with any alteration, addition or improvement made to the Premises (including
                           Landlord's direct cost of administration). Tenant will also provide such security as Landlord may reasonably require to assure that the work will be performed in a reasonable period free and clear of all liens and encumbrances. Any alteration, addition or improvement made to the Premises (other than movable equipment, furniture and other trade fixtures owned by Tenant) will at once become the property of Landlord and will be surrendered to Landlord upon expiration or earlier termination of this Lease.

MECHANICS'                 13. (a) Tenant will not permit any liens to stand
LIENS                      against the Premises or the Project for any labor,
                           skill, material or equipment furnished or claimed to be furnished to or on account of Tenant in connection with any work in or about the Premises. Tenant will give notice to Landlord of the filing of any such lien within five days of Tenant's receipt of it and cause it to be discharged within ten days of its filing. If Tenant fails to so discharge the lien, Landlord may (but will not be obligated to) discharge the lien by paying the amount claimed to be due, and the amount paid and all Landlord's

                                                                    EXHIBIT 10.1
                           expenses including reasonable attorneys' fees will be paid by Tenant to Landlord.

                               (b) Notwithstanding anything in Section 13(a) to
                           the contrary, so long as Tenant is not in default of this Lease and complies with the requirements of any mortgages, deeds of trust and ground and underlying leases on the Project, Tenant may in good faith contest any mechanics' lien or claim thereof upon notification to Landlord of its intent and, within ten days of filing of the lien, providing Landlord with a bond or other security reasonably satisfactory to Landlord in an amount not less than 150% of the claim, or complying with such statutory procedures as may be available to release the lien. If Tenant fails to satisfy such lien claim upon entry of final judgment or in the reasonable opinion of Landlord the Project or any part thereof is or becomes subject to imminent loss or forfeiture, Landlord may use the security to pay such claim or otherwise obtain a discharge or release of the lien and to pay Landlord's reasonable expenses in connection therewith.

USE OF                     14. (a) Tenant will not occupy or use the  Premises
PREMISES                   or permit them to be occupied or used for any
                           purpose other than the Use set out in Article 1, or in a manner which is unlawful, disreputable or creates any nuisance or fire hazard or which would invalidate or increase the rate for insurance coverage on the Building or its contents or which would interfere with, annoy, or disturb any employee or occupant of the Premises, any other tenant or occupant of the Building in the use of its premises, or the Landlord or other operator or manager of the Building.

                               (b) Tenant will comply with all laws, ordinances,
                           orders, rules, regulations and restrictions relating to the use, condition or occupancy of the Premises (including any restroom facilities exclusively accessible to Tenant), including without limitation the provisions of ADA relating to accessibility within the Premises. Landlord will be responsible for any improvements or alterations outside the Premises to comply with the ADA unless the same are related to any improvements or alterations voluntarily undertaken by Tenant or to Tenant's unique status under the ADA, provided that the cost of such improvements and alterations will be included in the Actual Operating Cost under clause (vi) of Section 3(f).

                               (c) Tenant will comply with rules and regulations
                           adopted by Landlord from time to time in good faith for the safety, care and cleanliness and preservation of good order in the Premises and the Building, including but not limited to those set out in Exhibit
                           B. Landlord will use reasonable efforts to enforce the rules and regulations in a non-discriminating manner, but will not be liable to Tenant for violation of such rules and regulations by any other party.

                               (d) Tenant will not cause or permit the storage,
                           use, generation, or disposition of any explosives, radioactive materials, asbestos, urea formaldehyde, polychlorinated biphenyl, petroleum products, or other

                                                                    EXHIBIT 10.1
                           dangerous, toxic or hazardous substances in or about the Premises (other than the storage and use in full compliance with all laws and regulations of incidental amounts of such common hazardous materials as may be reasonably required for the normal operation of Tenant's business in the Premises).

                               (e) Landlord will indemnify and hold harmless
                           Tenant from and against any costs, liabilities, claims and expenses incurred by Tenant as a result of claims by third parties arising out of the presence of any such hazardous materials in the Project as of the date of this Lease in quantities which violate any laws or regulations currently in effect and any such hazardous materials which are brought into the Project by or under the direction of Landlord.

SIGNS AND                  15. Any sign, advertisement, design or other graphic
GRAPHICS                   on the windows or doors or on the outside of the
                           perimeter walls of the Premises or visible from outside the Premises is subject to Landlord's approval. It will conform to the uniform pattern of identification signs for tenants as prescribed by Landlord. Any such graphic not approved may be removed by Landlord without liability to Tenant for any loss or damage Tenant may incur. If so removed, Tenant will pay to Landlord the cost of removal and restoration.

TRADE                      16. Movable equipment, furniture and other trade
FIXTURES                   fixtures owned by Tenant and installed in the
                           Premises remain Tenant's property. Any such property may be removed by Tenant in the ordinary course of its business and will be removed at the expiration or earlier termination of this Lease, except that if Tenant is in default of this Lease, Landlord will have a lien on the property as security against loss or damage from the default and the property will not be removed by Tenant until the default is cured.
                           Tenant will promptly repair at its expense any damage to the Premises or any other part of the Building caused by the removal of the property.

ASSIGNMENT                 17. (a) Tenant will not assign or otherwise transfer
OR SUBLEASE                this Lease or any interest in this Lease, nor sublet
BY TENANT                  all or any part of the Premises, nor permit
                           occupancy of the Premises by anyone other than Tenant without Landlord's prior written consent. If Tenant is a corporation, limited liability company or partnership, transfer of effective control of the Tenant constitutes an assignment under this Article.
                           The transfer of effective control will not include any sale of the outstanding capital stock of Tenant affected through any recognized stock exchange or "over-the-counter" market. In determining whether to give consent, Landlord may consider all relevant factors, including but not limited to covenants made by Landlord in any other lease, financing agreement, or master agreement and the financial background and status and business history of the proposed assignee, sublessee or occupant. Consent by Landlord to any assignment of this Lease or any subletting of the Premises will not operate as a waiver of Landlord's rights under this Article. No assignment or subletting will release Tenant of any of its obligations or waive any of Landlord's rights under this Lease. The acceptance of rent from someone other than Tenant will not be deemed to

                                                                    EXHIBIT 10.1

                           be a waiver of any of the provisions of this Lease or consent to any assignment of this Lease or subletting of the Premises.

                               (b) Notwithstanding the foregoing, if Tenant is
                           not in default of this Lease no consent will be required for any merger, consolidation or assignment to an entity purchasing all or substantially all of the business of Tenant so long as Tenant gives Landlord not less than 15 days prior written notice of the transaction and the surviving Tenant or assignee has a tangible net worth equal to or greater than the tangible net worth of the Tenant prior to such transaction. Landlord will use commercially reasonable efforts to hold information regarding any such merger, consolidation or purchase of Tenant which has not been publicly announced in confidence, subject to any disclosure required under any mortgage or other financing for the Project or in enforcement of this Lease. In addition, Landlord will not unreasonably withhold its consent to a subletting of portions of the Premises to a subtenant who in Landlord's good faith judgment is not inconsistent with the character of the Building and its other tenants.

                               (c) Neither Tenant's rights nor Tenant's interest
                           in this Lease will pass to any trustee or receiver in bankruptcy or assignee for the benefit of creditors, or by operation of law, and this Lease will terminate automatically upon the happening of any of those events.

                               (d) Tenant will reimburse Landlord for any costs
                           and legal fees reasonably incurred by Landlord in connection with any proposed transfer of sublease. Tenant will also pay over to Landlord upon receipt 50% of any rent or other consideration received by Tenant in connection with any such sublease which (after deducting the out-of-pocket cost to Tenant, if any, in effecting the sublease, including reasonable alteration costs, commissions and legal fees) is in excess of the Rent for the comparable period (or, if the sublease is for less than all of the Premises, in excess of the pro rata portion of the Rent for the comparable period) and 50% of any consideration received by Tenant in connection with any other transfer or this Lease to any third party under
                           Section 17(a) (after deducting the out-of-pocket cost to Tenant, if any, in effecting the transfer).

                               (e) No transfer of this Lease will be effective
                           unless it is in compliance with this Article and the transferee has agreed with Landlord in writing to perform and comply with all of Tenant's obligations under this Lease. No subletting of all or any part of the Premises will be effective unless it is in compliance with this Article and the subtenant has agreed with Landlord in writing to attorn to Landlord at Landlord's written request upon any termination of this Lease prior to the expiration of the sublease.

SUBORDINATION              18. (a) This Lease is subject and subordinate to all
                           ground or underlying leases now or hereafter affecting all or any part of the Project and to the lien of any mortgage or deed of trust in any amount now or hereafter placed on all of any part of the Project or on any interest in the Project, and any

                                                                    EXHIBIT 10.1
                           renewal, modification, consolidation, replacement or extension of any of those encumbrances. However, any such subordination will not be effective unless the holder of such encumbrance has delivered to Tenant a written agreement that this Lease and Tenant's rights under this Lease will not be disturbed by such holder so long as Tenant is not in default of this Lease beyond any applicable notice and cure periods, and Landlord will use commercially reasonable efforts to cause the holder of the initial financing on the Project to enter into a subordination, non-disturbance and attornment agreement in form reasonably acceptable to Tenant. Moreover, if the holder of any first mortgage or first deed of trust on the Project so elects, this Lease will in whole or in part be deemed prior in lien to such first mortgage or first deed of trust regardless of the date of recording. Tenant will within 20 days after Landlord's request execute and deliver without further consideration any instruments desired by Landlord or the lessor of any ground or underlying lease or holder of any mortgage or deed of trust on the Project evidencing the priority or subordination of this Lease to such ground or underlying lease or to the lien of such mortgage or deed of trust.

                               (b) Tenant will upon the request of the successor
                           in interest of Landlord following termination of any ground or underlying lease or repossession in lieu of termination, or foreclosure of any mortgage or deed of trust or conveyance in lieu of foreclosure, whether voluntary or by operation of law, attorn to and become the tenant of the successor in interest, but the successor in interest will not be liable for any act or omission of Landlord, or subject to any offsets or defenses Tenant may have against Landlord, or subject to any repayment of the Security Deposit made to Landlord except to the extent such Security Deposit is transferred to such successor in interest, or bound by any prepayment of Rent more than one month in advance or by any amendment or modification of this Lease made without the consent of the lessor of the ground or underlying lease or holder of the mortgage or deed of trust.

ACKNOWL-                   19. Within 20 days after the  request of Landlord or
EDGEMENT                   Tenant, the other party will execute, acknowledge
                           and deliver a statement addressed to the requesting party or any prospective mortgagee, assignee, transferee or others designated by the requesting party certifying that this Lease is in full force and effect and has not been modified or amended except as set out in the statement, the date of commencement and expiration of the Term, the date to which Rent has been paid, that there are no current defaults by Landlord or Tenant except as set out in the statement, and as to any other matters pertaining to this Lease as may be reasonably requested. Any mortgagee, assignee, transferee or others designated by the requesting party will be entitled to rely upon the statement given under this Article.

INSURANCE                  20. (a) Tenant will procure and maintain, at its own
                           cost and expense, commercial public liability insurance with contractual liability coverage insuring Tenant and Landlord (and any other parties reasonably requested by Landlord) from all claims, demands or actions for injury or death or

                                                                    EXHIBIT 10.1

                           property damage in or about the Premises in amounts which are from time to time reasonably required by Landlord, but not less than $2,000,000 combined single limit for injury or death and damage to property, workers' compensation insurance within statutory limits covering Tenant's employees in the Premises, and fire insurance with extended coverage and water damage insurance in amounts sufficient to fully cover all improvements in or about the Premises installed by or on behalf of Tenant and all property in the Premises not owned by Landlord. The insurance will be in a form and with an insurer reasonably acceptable to Landlord and will not be subject to cancellation or material change except after at least 10 days' written notice to Landlord. Each policy or a duly executed certificate, together with satisfactory evidence of the payment of premiums, will be deposited with Landlord before the Commencement Date and at least 30 days before the expiration of the policy.

                               (b) Landlord will procure and maintain at
                           Landlord's cost (subject to Tenant's participation by payment of Tenant's Share of Estimated Operating Cost and any Operating Cost Adjustment) fire and extended coverage insurance covering the Building and all property of Landlord in the Building and commercial liability insurance, with coverage and in amounts not less than those which from time to time are customarily carried by prudent owners of comparable buildings in metropolitan Minneapolis-Saint Paul. At the request of Tenant, Landlord will provide Tenant with a certificate evidencing such insurance.

SURRENDER OF               21. Upon the  expiration  or  earlier  termination
PREMISES                   of this Lease, Tenant at its expense will immediately
                           (i) remove Tenant's goods and effects and those of all persons claiming under Tenant; and (ii) surrender the Premises to Landlord peaceably and quietly in as good order and condition as they were in on the Commencement Date or were thereafter placed by Landlord, reasonable wear and tear excepted. If
                           Landlord so requests, Tenant at its cost will remove any alterations, additions or improvements which require Landlord's approval and were made to the Premises without Landlord's written approval and restore the Premises to the same condition as the Premises was in prior to the unapproved alteration, addition or improvement. Any property of Tenant left in the Premises after expiration or 10 days after any earlier termination of this Lease will be deemed abandoned and may at Tenant's expense be disposed of by Landlord as Landlord deems expedient.

QUIET                      22. Tenant, on paying the rent and performing its
ENJOYMENT                  obligations under this Lease, will peacefully have,
                           hold and enjoy the Premises subject to the terms of this Lease.

BUILDING                   23. (a) Subject to participation by Tenant by payment
OPERATION                  of Additional Rent, Landlord will provide during
                           Tenant's occupancy of the Premises the following services in accordance with standards for first-class buildings of similar age and use in the community:

                                                                    EXHIBIT 10.1
                                 (i) standard janitorial service in
                                 the Premises Monday through Friday exclusive of legal holidays,

                                 (ii) heating, cooling, and ventilation for normal use and occupancy of the Premises during normal business hours for the Building,

                                 (iii) electric power in the Premises for normal office lighting and for standard office equipment not in excess of Tenant's pro rata share of the Building electrical capacity and service,

                                 (iv)  replacement of Building standard
                           fluorescent tubes, light bulbs and ballasts in the Premises,

                                 (v) access to and egress from the Premises, including elevator service in common with other tenants if the Premises is located above street level,

                                 (vi)  domestic running water and necessary
                           supplies in common washrooms for general use by occupants of the Building, and

                                 (vii) maintenance of Common Areas.

                                 (b) If Landlord from time to time reasonably determines that the use of any utility or service provided by Landlord in the Premises is disproportionate to the use of other occupants, Landlord will separately charge Tenant for the excess cost attributable to such disproportionate use. If the utility or service is not metered or is supplied to the Premises through meters common to other space, Landlord will determine such excess use by engineering calculations taking into account the load factor, hours of use, and portion of the space to which such utility or service is provided. Landlord will deliver to Tenant Landlord's good faith estimate of the excess cost of providing such utility or service and Tenant will pay to Landlord monthly in advance and without notice the amount of Landlord's estimate. Landlord's cost will include the cost of separately measuring and billing the utility service. At the end of each calendar year, Landlord will determine the actual cost of providing such utility or service and adjustments will be made in the same manner as an Operating Cost Adjustment and Tenant will have the same rights to dispute such excess costs in the same manner as provided for Additional Rent. The excess cost of any such disproportionate use will not be included in the Operating Cost Cap.

                                 (c) Tenant will not install in the Premises without Landlord's prior written consent any equipment which generates sufficient heat to affect the temperature otherwise maintained in the Premises. If the equipment requires additional air conditioning capacity above that provided by the

                                                                    EXHIBIT 10.1
                           Building system, the additional installation and operating cost will be the obligation of Tenant and will not be included in the Operating Cost Cap.

                                 (d) Landlord will make available 24-hour
                           heating and cooling to the Premises subject to such reasonable advance notice and regulations as Landlord may adopt from time to time. Landlord will provide any other service requested by Tenant in amounts in excess of Building standard if Landlord is reasonably able to provide the additional amounts from existing equipment or otherwise agrees to provide the additional amounts. Tenant will pay Landlord's cost of providing any such additional services (including a reasonable charge based on Landlord's cost of administration) in the same manner as payment of Additional Rent, and Tenant will have the same rights to dispute such costs in the same manner as provided for Additional Rent. The cost of any such additional service will not be included in the Operating Cost Cap.

                                 (e) Landlord will keep the existing cafeteria,
                           exercise room and auditorium in the Common Areas in operation for use by tenants and occupants during reasonable hours, provided as to the cafeteria at least 60% of the Building is occupied and that operation of such cafeteria by the cafeteria operator remains commercially viable.

                                 (f) Landlord will not be liable in damages or
                           otherwise if any service to be provided by Landlord, or other supplier is interrupted or terminated because of necessary repairs, installations or improvements or any cause beyond the control of Landlord, nor will any such event be construed as an eviction of Tenant, work an abatement of rent, or relieve Tenant from fulfilling any obligation of the Lease. Under no circumstances will Landlord be liable for consequential damages arising from the failure to provide any service or the interruption or termination of any service. However, to the extent all or any portion of the Premises is rendered unusable by reason of any such event, the Base Rent and Additional Rent will be proportionally reduced from three days after notice from Tenant that the Premises are unusable until the Premises are again able to be used. If any of the equipment or machinery used by Landlord in supplying the services breaks down or for any cause ceases to function properly, Landlord will use reasonable diligence to make the necessary repair or replacement.

                                 (g) Landlord will be entitled to cooperate
                           voluntarily in any reasonable manner with the efforts of any governmental agency or utility supplier in reducing energy or other resource consumption or in coordinating other services so long as Tenant's use of the Premises in its business is not materially affected thereby.

                                                                    EXHIBIT 10.1

RIGHTS                     24.   (a) Landlord, its agents, representatives or
RESERVED TO                designees, may enter the Premises at all reasonable
LANDLORD                   hours to inspect the Premises, to make repairs,
                           alterations or additions to the Premises, the Building or other improvements, to show the Premises to prospective tenants, purchasers or mortgagees, or for other reasonable purposes as Landlord deems necessary or desirable. Except in an emergency or for routine services such as cleaning and janitorial services, Landlord will consult with or give Tenant reasonable notice at the Premises prior to such entry. Entry for showing the Premises to prospective tenants may only be made when Tenant is in default or during the last six months of the Term.

                                 (b) Landlord may install, use, maintain,
                           repair, and replace above the finished ceiling surface, below the finished floor surface, and in the walls and mechanical shafts within the Premises any pipes, ducts, conduits, wires, and other equipment for service to other parts of the Building or other improvements.

                                 (c) Landlord may make changes in or additions
                           to any part of the Building or other improvements outside the Premises and may alter or relocate any public areas and special service areas in or serving the Building, provided that such changes will not in any material way permanently impair access to or usability of the Premises and, so long as Tenant occupies the largest square footage of Rentable Area of any tenant in the Building, any such changes or additions will be reviewed with Tenant. The parties contemplate making certain renovations to the Building lobby area or other public spaces as provided under and subject to the terms of Article 9 of Exhibit E.

                                 (d) Landlord may change the name or address of
                           the Building on 30 days' notice to Tenant, provided that so long as Tenant occupies the largest square footage of Rentable Area of any tenant in the Building the name will not be changed without the prior written consent of Tenant, which consent will not be unreasonably withheld, delayed or conditioned.

                                 (e) In entering the Premises or carrying out
                           any work under this Article, Landlord will not interfere with Tenant's use of the Premises and operation of its business any more than is reasonably necessary under the circumstances and will repair any damage to the Premises caused by the work. Landlord will not be liable in damages or otherwise for interference with Tenant's use of the Premises or operation of its business, nor will the entry or work be construed as an eviction of Tenant, work an abatement of rent, or relieve Tenant from fulfilling any obligation under this Lease.

ASSIGNMENT                 25.   Landlord may sell, convey, transfer or assign,
BY LANDLORD                in whole or in part, its rights and obligations under
                           this Lease and in the Project subject to the rights of Tenant under this Lease, and Tenant will attorn to the transferee. In connection with such transaction, Landlord will also transfer any Security Deposit to the transferee.

                                                                    EXHIBIT 10.1

CONDEMNA-                  26. If the entire Premises are taken or condemned for
TION                       any public purpose (or purchased under threat of
                           taking) this Lease will terminate as of the date of taking. If part of the Project is so taken or condemned and Landlord determines that substantial alteration, reconstruction or demolition of a substantial part of the Building or of that portion of the Building in which the Premises are located is necessary or desirable, whether or not the Premises are affected thereby, or that sufficient proceeds from the condemnation award are not made available for Landlord to restore the remainder of the Premises, Landlord may terminate this Lease as of the date of taking upon giving notice to Tenant within 60 days after the date of taking. If more than 25% of the Rentable Area of the Premises (or a substantial part of the parking or other Common Areas) is so taken or condemned and as a result thereof the Premises remaining are not reasonably able to be used by Tenant for the purposes for which the Premises were leased, Tenant may terminate this Lease as of the date of taking upon giving notice to Landlord within 60 days after the date of taking. If a portion of the Premises is affected by such taking or condemnation and this Lease is not so terminated, Landlord will promptly restore the remainder of the Premises to as near the condition which existed prior to the taking as reasonably possible, the Rentable
                           Area used to calculate the Base Rent and Additional
                           Rent will be reduced for the period following the date of taking to reflect the reduction in the Rentable Area of the Premises and the Building, and Tenant will promptly repair and replace any merchandise, movable equipment, furniture, and other trade fixtures and personal property to as near the condition as which existed prior to the taking as reasonably possible. The entire award or other compensation for any taking or purchase of the fee and leasehold will belong to Landlord, but Landlord will not be entitled to any award made to Tenant for movable equipment, furniture and other trade fixtures owned by Tenant or for Tenant's relocation or moving expenses.

DAMAGE TO                  27. If that portion of the Building in which the
BUILDING                   Premises are located is damaged or destroyed by fire
                           or other casualty and Landlord is unable to obtain the necessary approvals, consents and permits which would enable Landlord to repair and restore the Premises within 180 days after the damage or destruction, either Landlord or Tenant may terminate this Lease by giving written notice to the other within 90 days after the damage or destruction. If all or a substantial part of the Building is damaged or destroyed (whether or not the Premises are affected thereby) and Landlord determines that substantial alteration, reconstruction or demolition of a substantial part of the Building is necessary or desirable, or that sufficient insurance proceeds are not made available for Landlord to repair any such damage or destruction, Landlord may terminate this Lease by giving written notice to Tenant within 90 days after the damage or destruction. If a portion of the Premises is damaged by fire or other casualty and this Lease is not so terminated, Landlord will promptly restore the Premises to as near the condition which existed prior to such damage or destruction as reasonably

                                                                    EXHIBIT 10.1
                           possible, and the Base Rent and Additional Rent will be reduced during the time the Premises are untenantable in the proportion that the untenantable portion of the Premises bears to the entire Premises. Landlord will not be responsible to Tenant for damages to or destruction of merchandise, movable equipment, furniture and other trade fixtures and personal property in or about the Premises regardless of the cause of damage or destruction, and Tenant will promptly repair and replace those items to as near the condition which existed prior to the damage or destruction as reasonably possible. Landlord will have the exclusive right to all insurance proceeds relating to any improvements (other than Tenant's trade fixtures and personal property) installed by or on behalf of Tenant.

HOLDING OVER               28. (a) If Tenant holds over after expiration or
                           earlier termination of this Lease without written consent of Landlord, Tenant will become a tenant at sufferance only at a rental rate equal to 150% of the Base Rent in effect for the month immediately preceding the expiration or termination (but in no event less than the fair rental value) plus all other
                           Rent which would be payable had the Term remained in effect and otherwise subject to the terms of this Lease. No unauthorized holding over will operate to extend the Term and Tenant will indemnify Landlord against all claims for damages of any kind resulting from the holdover.

                               (b) Any holding over with the consent of
                           Landlord in writing will be deemed an occupancy of the Premises as a tenant from month to month, at a monthly rental equal to the installment of Base Rent in effect for the month preceding the expiration or termination plus all other Rent which would be payable had the Term remained in effect, or such other amount as is set out in the consent, and subject to all other terms and conditions of this Lease to the extent they are applicable to a month to month lease terminable by either party on 30 days written notice to the other.

LEGAL COSTS                29. If Landlord or Tenant places the enforcement of
                           this Lease, the collection of any amount due or to become due, or the recovery of possession of the Premises in the hands of an attorney or files suit upon the other party, the prevailing party will be entitled to reimbursement of its reasonable attorneys' fees and court costs.

DEFAULT BY                 30. (a) Tenant  will be in default of this Lease if
TENANT                     (i) Tenant fails to pay any sum owing by it under
                           this Lease within five days after the due date; or
                           (ii) Tenant fails to comply with the assignment and subletting provisions under Article 17; or (iii)
                           Tenant fails to observe or perform any other provision of this Lease within 30 days after notice of such failure (or if such breach cannot reasonably be cured within such 30-day period such additional period as may be required using all due diligence), or (iv) Tenant abandons the Premises or fails to take possession of the Premises when available for occupancy or fails to begin conducting business in the Premises as soon as

                                                                    EXHIBIT 10.1


                           practicable after taking possession, or (v) the interest of Tenant under this Lease is levied on under execution or other legal process, or any petition filed by or against Tenant to declare Tenant a bankrupt or to delay, reduce or modify Tenant's debts or obligations, or any petition is filed or other action taken to reorganize or modify Tenant's capital structure (if Tenant is a corporation or other entity) or Tenant is declared insolvent according to law, or any assignment of Tenant's property is made for the benefit of creditors, or a receiver or trustee is appointed for Tenant or its property (provided that no levy, execution, legal process or petition filed against Tenant constitutes a breach of this Lease if Tenant vigorously contests by appropriate proceedings and it is removed or vacated within 60 days from the date of its creation, service or filing). Vacation of the Premises will not be deemed to be an abandonment so long as Tenant pays the Rent and performs all of its other obligations as and when required under this Lease, but Landlord will have the right to terminate this Lease upon written notice to Tenant if all or substantially all of the Premises are vacated for more than 90 consecutive days and upon such termination and subject to return of any Security Deposit held by Landlord neither Landlord or Tenant will have any further obligation or liability under this Lease for matters arising or accruing after the date of such termination.

                                 (b) If Tenant is in default of this Lease,
                           Landlord may (i) terminate this Lease and recover forthwith as damages the amounts provided in this Article; or (ii) terminate Tenant's right of possession and repossess the Premises and remove all persons or property from the Premises, without demand or notice to Tenant and without terminating this Lease, and recover forthwith as damages the amounts provided in this Article; or (iii) whether or not this Lease is terminated or Landlord repossesses the Premises for default by Tenant, exercise any other rights or remedies provided at law or in equity. If this Lease is terminated or Landlord repossesses the Premises for default by Tenant, Landlord may (but will not be obligated to) relet all or any part of the Premises for the account of Tenant for the rent and upon the terms Landlord deems advisable and may make changes, additions, improvements, redecorations, and repairs to the Premises as Landlord deems advisable, without affecting Tenant's liability under this Lease.

                                 (c) If this Lease is terminated or Landlord
                           repossesses the Premises for default by Tenant, Tenant will pay to Landlord on demand the sum of (i) the unpaid Rent owing at the time of termination or repossession, as the case may be; and (ii) all expenses reasonably incurred by Landlord in terminating, repossessing, and reletting including but not limited to costs of changes, additions, improvements, redecorations and repairs, brokerage and legal fees, and the collection of rent; and (iii) any deficiency between the Rent for the remainder of the Term and the payments, if any, received by Landlord from any reletting of the Premises or, if elected by Landlord as liquidated and final damages for lost rent, in addition to the monthly deficiencies accruing through the date of such election, a lump sum equal to the present value (calculated by discounting at the stated rate of interest

                                                                    EXHIBIT 10.1

                           payable under any first mortgage or deed of trust on the Project, or 1% per annum over the discount rate of the Federal Reserve Bank of Minneapolis, whichever is less) as of the date of such election of the amount by which Rent for the remainder of the Term exceeds the then reasonable rental value of the Premises over the remainder of the Term, and (iv) any other sums, interest, or damages owed by Tenant to Landlord under this Lease. In determining the Rent for the remainder of the Term, Tenant's Share of Actual Operating Costs and similar charges will be assumed to be the same as for the calendar year immediately preceding the date of such election or such shorter period as may have elapsed since the Building was first occupied by tenants.

                               (d) Failure of Landlord to declare a default
                           immediately upon occurrence or any delay in taking any action in connection with the default will not waive the default, and Landlord may declare the default at any time thereafter.

                               (e) If Tenant defaults in the observance or
                           performance of any of its obligations under this Lease, Landlord may (but without obligation and without limiting any other remedies which it may have by reason of the default) cure the default, and Tenant will pay the costs of curing the default to Landlord upon demand.

LANDLORD                   31. In the event of any alleged default in the
DEFAULT                    obligation of Landlord under this Lease, Tenant will
                           deliver to Landlord written notice listing the reasons for Landlord's default and Landlord will have 30 days following receipt of such notice to cure such alleged default or, in the event the alleged default cannot reasonably be cured within a 30-day period, to commence action and proceed diligently to cure such alleged default. A copy of such notice to Landlord will be sent to any lessor of any ground or underlying lease or holder of any mortgage or deed of trust of which Tenant has been notified in writing, and any such lessor or holder will also have the same period of time and the same rights to cure such alleged default. Notwithstanding the foregoing,
                           Tenant may upon such notice exercise any right or remedy Tenant may have to retain possession of the Premises on account of a breach of Landlord's covenant of quiet enjoyment whether or not such 30-day notice period has expired.

INDEMNITY                  32. (a) Landlord and its agents, officers and
                           employees will not be liable for any damage to the property of Tenant or its subtenants or their respective agents, officers, employees, customers or invitees to the extent such damage is caused by any reason other than the negligence or willful misconduct of Landlord, its agents, officers or employees, or for any injury or damage to person or property occurring in the Premises or caused by any negligence or willful misconduct of Tenant, its agents, officers, employees, customers and invitees.
                           Tenant will indemnify, defend and hold harmless
                           Landlord from all claims, costs and liabilities arising out of any such injury or damage.

                                                                    EXHIBIT 10.1

                               (b) Subject to Section 32(a), Landlord will
                           indemnify, defend and hold harmless Tenant from all claims, costs and liabilities arising out of any injury or damage to person or property occurring within the Common Areas or to the extent caused by the negligence or willful misconduct of Landlord, its agents, officers or employees.

WAIVER OF                  33. Anything in this Lease to the contrary
SUBROGATION                notwithstanding, Landlord and Tenant each waive any
                           right of recovery, claim, action or cause of action against the other and the agents, officers and employees of the other for any loss or damage that may occur to the Premises or any improvements or property of Tenant in or about the Premises or to the Building or any improvements or property of Landlord in or about the Building by reason of fire or other cause which would be insured under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the other party, its agents, officers or employees, and agrees that no insurer will hold any right of subrogation against the other party.
                           Each party will cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against either party in connection with any damage covered by the policy.

SEVERABILITY               34. If any term or provision of this Lease or the
                           application of it to any person or circumstance is invalid or unenforceable, the remainder of this Lease or the application of provision to other persons or circumstances will not be affected, and each provision of this Lease will be valid and enforceable to the extent permitted by law.

WAIVER OF                  35. Failure of Landlord to insist in any one or more
COVENANTS                  instances upon strict performance of any obligation
                           of Tenant under this Lease or to exercise any right available to it under this Lease will not be construed as a waiver or a relinquishment for the future of the obligation or right and the obligation or right will continue and remain in full force and effect. The receipt by Landlord of rent with knowledge of a breach in any obligation of Tenant under this Lease will not be deemed a waiver of the breach, and Landlord will not be deemed to have waived any provision of this Lease until expressed in writing and signed by Landlord.

NOTICES 36. All notices, demands, consents and approvals given under this Lease will be in writing and will be deemed to have been fully given to Tenant when personally delivered to Tenant or Tenant's agent (including but not limited to delivery by messenger or courier with evidence of receipt) or when deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, and addressed to Tenant at the Premises, or to Landlord when deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, and addressed to Landlord at the same address as Rent is then to be paid. Either party may designate a different address on at least 15 days' written notice to the other.

                                                                    EXHIBIT 10.1




SECURITY        37. If Tenant has deposited with Landlord a Security Deposit,
DEPOSIT         the Security Deposit will be held without liability to secure the faithful performance by Tenant of its obligations under this Lease. The Security Deposit will be deposited by Landlord in an interest-bearing account and so long as Tenant is not in default of this Lease any interest accrued on such account will be paid to Tenant at the end of each calendar year during the Term.
                Landlord may apply or retain the Security Deposit to cure any default or reimburse Landlord for any sum expended for the default, and Tenant will upon demand restore the security to the original sum deposited. However, if Tenant has defaulted on its obligation to pay Rent twice in any twelve-month period, Tenant will upon demand increase the Security Deposit to an amount equal to two months' installments of the Rent then-currently payable under this Lease. The Security Deposit will not be mortgaged, assigned, transferred or encumbered by Tenant without Landlord's prior written consent. If Tenant faithfully performs its obligations under this Lease, the Security Deposit will be returned to the then holder of Tenant's interest under this Lease at the expiration of the Term except that Landlord may retain one-half of the Security Deposit until the final amount due for any Operating Cost Adjustment has been determined and paid in full.


MISCELLA-       38.     (a) This Lease is binding upon and inures to the benefit
NEOUS           of Landlord, its successors and assigns, and is binding upon and inures to the benefit of Tenant, its successors and any assigns approved by Landlord under this Lease. The obligations of this Lease run with the Land, except that the Landlord and each successor in interest of Landlord will be liable for obligations accruing only during its period of ownership.

                        (b) The rights and remedies of Landlord under this Lease
                are cumulative and none will exclude any other rights or remedies allowed by law or equity. This Lease is declared to be a Minnesota contract, and all of its terms will be construed according to the laws of the State of Minnesota.

                        (c) Time is of the essence of each obligation of this
                Lease in which time is a factor.

                        (d) The captions in this Lease are for convenience only
                and are not part of this Lease.

                        (e) This Lease may be simultaneously executed in several
                counterparts, each of which will be an original and all of which will constitute but one and the same instrument.

                        (f) The officers or managers executing this Lease on
                behalf of Tenant or Landlord will have no personal liability for the obligations of Tenant or Landlord under this Lease.

                        (g) The submission of this document for examination and
                negotiation

                                                                    EXHIBIT 10.1



                does not constitute an offer to lease or a reservation of or option for the Premises. This document becomes effective and binding only upon the execution and delivery of it by Landlord and Tenant.
                        (h) All negotiations, considerations, representations
                and understandings between Landlord and Tenant are incorporated in this Lease and may be modified or altered only by agreement in writing between Landlord and Tenant. No act or omission of any employee or agent of Landlord or of Landlord's broker will alter, change or modify any of the provisions of this Lease.

                        (i) Landlord, its partners, beneficiaries of trust,
                members, officers, agents and employees and any estate, heirs, personal representatives, successors or assigns of any of them will have no personal liability as to any of the obligations of Landlord under this Lease. If Landlord defaults or breaches any of its obligations under this Lease, Tenant will look solely to the estate and property of Landlord in the Project for the collection of any judgment (or any other judicial procedure requiring the payment of money by Landlord) and no other property or asset will be subject to levy, execution or other procedure for satisfaction of Tenant's remedies.

                        (j) Landlord will pay any brokerage commissions owing to
                Frauenshuh Companies in connection with this Lease. Landlord and Tenant will indemnify and hold harmless the other from all claims for compensation, commissions and charges by any other broker or agent engaged to represent it in connection with this Lease or the negotiation of it.

                        (k) Landlord and Tenant disclaim any intention to create
                a joint venture, partnership or agency relationship.



IN WITNESS OF THIS LEASE, Landlord and Tenant have properly executed it as of the date set out in the heading.


LANDLORD:                                    DRF HOLDINGS LLC



                                             By  s/s David Frauenshuh
                                               ---------------------------------
---
                                                     Its Manager


TENANT:                                      NET PERCEPTIONS, INC.


                                             By  s/s Thomas Donnelly
                                               ---------------------------------
---
                                                     Its Chief Financial Officer

                                                                    EXHIBIT 10.1


                                             And by
                                                   -----------------------------
                                                   Its
                                                      --------------------------

                                                                    EXHIBIT 10.1


                                    EXHIBIT A

                               DESCRIPTION OF LAND

Lot 2, Block 1, Edina Office Center, except that part thereof lying Southerly and Westerly of the Westerly right-of-way of West 77th Street as described in Document No. 1321642, according to the recorded plat thereof, Hennepin County, Minnesota;

Together with appurtenant easements and rights and subject to easements, rights, reservations and restrictions burdening said land.

                                                                    EXHIBIT 10.1


                                    EXHIBIT B

                              BUILDING REGULATIONS



ACCESS 1. Landlord may from time to time establish security regulations for the purpose of regulating access to the Building. Tenant will abide by all security regulations so established. During other than normal Building hours, access to the Building or to the halls, corridors, elevators and stairways in the Building may be restricted so long as reasonable access to the Premises is available at all times.


COMMON                  2. Tenant will not place or store anything in or
AREAS                   obstruct in any way any sidewalk, entrance, exit,
                        loading or shipping area, hall, corridor, elevator, stairway or other common or special service area. The entrances, exits, loading or shipping areas, halls, corridors, elevators, stairways and other common or special service areas are not for the use of the general public and Landlord will in all cases retain the right to control and prevent access to them by all persons whose presence in the judgment of Landlord will be prejudicial to the safety or security of the Building or its occupants.


PARKING AREAS           3. Use of any parking area will be subject to such rules
                        as may be promulgated from time to time by Landlord. The parking areas are made available only as a convenience to Tenant and its employees, customers and invitees, and Landlord will not be liability for any theft of or loss or damage to any vehicle using the parking areas or the accessories to or contents of any such vehicle. Tenant will not use or permit use of the parking areas for the overnight storage of automobiles or other vehicles without the prior written consent of Landlord.



DIRECTORIES             4. The directories of the Building will be provided by
                        Landlord for displaying the name and location of the tenants of the Building. Any additional names requested by Tenant to be displayed in the directories must be approved by Landlord in writing and, if so approved, will be provided at the sole expense of the Tenant.



SIGNS 5. No sign, advertisement or other visual aid will be painted, affixed or otherwise exposed on the windows, doors or any part of the exterior of the Building, on the Land or in the parking area or other Common Areas, without the prior written approval of the Landlord. All interior identification signs will be in accordance with the Building standards and submitted to Landlord for written approval.



LARGE & HEAVY           6. Tenant will be solely responsible for furniture,
ARTICLES                freight and other large or heavy articles brought into
                        the Building. Such articles may be brought into or removed from the Premises only at times and in the manner designated by Landlord, using service doors and freight elevators designated for such

                                                                    EXHIBIT 10.1



                        purpose. All damage done by moving such articles will be repaired at the expense of Tenant. Tenant will not overload any floor while moving or maintaining any heavy articles. Landlord may direct the location of heavy articles and, if considered necessary by Landlord, require supplementary supports at the expense of Tenant to properly distribute the weight.


APPEARANCE              7. Articles will not be placed in the Premises near the
                        glass of any door, wall or window which may be unsightly from outside the Premises. No articles will be placed on any window ledge. No awnings or similar devices will be placed on the outside windows in the Premises. No blinds, shades, draperies or other forms of inside window covering other than those provided by Landlord may be installed in the Premises. Tenant will not paint or decorate the Premises or install any floor coverings without in each instance obtaining the prior written consent of Landlord. No nails, screws or other fasteners will be driven into exterior walls or other vapor barrier.


PROTECTING              8. Before leaving the Premises unattended, Tenant will
PREMISES                close and securely lock all windows, doors or other
                        means of entry to the Premises and shut off all utilities, lights and equipment in the Premises. Tenant will be responsible for keeping the Premises secure and protecting the Premises and all property and persons in the Premises from theft, robbery, pilferage and other crimes.



LOCKS 9. No additional or replacement locks will be placed on any of the doors or windows without the prior written consent of Landlord. No keys for the Premises will be made other than those provided by Landlord. Upon termination of this Lease or of Tenant's possession, Tenant will surrender all keys to the Premises and all keys for offices, rooms or toilet rooms which have been furnished to Tenant.



UTILITIES               10. Tenant will not waste or overuse any utilities
                        furnished to the Premises, and will cooperate fully with Landlord to assure the most effective and energy efficient operation of the Building. Tenant will not install or change any signal, communication, alarm or other utility or similar service connections without the prior written approval of Landlord. Tenant will not install in the Premises any equipment (including computer or data processing equipment) which requires a substantial amount of electrical current without the advance written consent of Landlord. Tenant will ascertain from Landlord the maximum amount of electrical load which can safely be permitted in the Premises, and will not connect a greater load than such safe capacity.
                        Tenant will keep corridor doors closed and will not open any windows. Tenant will lower and adjust any venetian blinds, shades or draperies on the windows in the Premises in accordance with Landlord's directions.
                        Toilets, urinals, wash bowls and the other toilet room apparatus will not be used for any purpose other than that for which they were constructed, and no foreign substance will be thrown therein.

                                                                    EXHIBIT 10.1



OUTSIDE                 11. Tenant may obtain commercially-supplied ice, food,
SERVICES                beverage, towel or other similar services on the
                        Premises from reputable third-party vendors selected by Tenant so long as such vendors abide by reasonable regulations fixed by Landlord concerning the manner of deliveries. No vending machines of any description will be installed, maintained or operated in the Premises or the Building without the prior written consent of Landlord. Landlord hereby consents to installation of vending machines within the kitchenette area of the Premises for the purpose of dispensing to Tenant's employees beverages and snack items provided by outside vendors.


INTOXICATION            12. Landlord reserves the right to exclude or expel from
                        the building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or other drugs, or who will in any manner do any act in violation of any of the rules and regulations of the Building.


FIXTURE                 13. Any and all movable furniture, fixtures and goods
MOVEMENT                will be moved by Tenant and at Tenant's expense whenever
                        such moving is necessitated for the purpose of Building repair or maintenance to be performed by Landlord. Any other fixtures installed by Tenant at locations by Landlord will be moved by Landlord at Landlord's cost.


PROHIBITIONS            14. Tenant will not (a) conduct itself in a manner
                        inconsistent with the comfort or convenience of other tenants and the character of the Building, (b) install or operate any mechanical device or space heater in or about the Premises, (c) permit preparation, warming, or dispensing of food or beverages in the Premises except in accordance with arrangements approved by Landlord,
                        (d) use the Premises for housing, lodging or sleeping purposes, (e) place any radio or television antennae on the roof or on or in any part of the inside or outside of the Building other than the inside of the Premises,
                        (f) operate any radio, television, or other sound producing instrument or device inside or outside the Premises which may be heard outside the Premises, (g) use any illumination or power for the operation of any equipment other than electricity, (h) operate any electrical device from which may emanate electrical waves which may interfere with or impair computer equipment or radio or television broadcasting or reception from or in the Building or elsewhere, (i) bring or permit to be in the Building any bicycle or other vehicle, or dog (except specially trained dogs in the company of a blind or deaf person) or other animal or bird, (j) permit any objectionable noise or odor to emanate from the Premises, (k) disturb, solicit or canvass other tenants or occupants of the Building
                        (except that Tenant will be permitted to reasonably market use of its conference space in the Premises by other tenants), (l) do anything in or about the Premises tending to create or maintain a nuisance or do any act tending to injure the reputation of the Building, (m) use the name or picture of the Building in any letterheads, envelopes, or advertisements except with Landlord's prior written consent, which consent is hereby granted, or (n) throw or drop any article from any window or other opening in the Building.

                                                                    EXHIBIT 10.1



MANAGEMENT              15. Service requirements of Tenant will be attended to
OFFICE                  only upon application at the management office serving
                        the Building (except that Tenant will be permitted to market use of the conference space in the Premises by other tenants).


APPLICATION             16. Tenant will use commercially reasonable efforts to
                        ensure that its agents and subtenants and the employees, agents, subtenants, licensees, invitees and contractors of it and its agents and subtenants comply with these regulations. These regulations may be added to or amended by Landlord for the benefit of all tenants of the Project, and such amendments will become affective immediately upon notification.

                                                                    EXHIBIT 10.1



                                    EXHIBIT C

                                PLAN OF PREMISES

                                                                    EXHIBIT 10.1




                                    EXHIBIT D

                             CONSTRUCTION PROCEDURES
                    (TENANT COORDINATED - EXISTING BUILDING)



CONSTRUCTION            1. In this Exhibit D and the Lease:
DEFINITIONS

                                (a) "Lease" means the Lease of which this
                        Exhibit D is a part.

                                (b) "Building Standard" means the quantity and
                        quality of materials, equipment, finishing, artisanship and other elements from time to time specified for the Building.

                                (c) "Space Planner" means the professional
                        architect(s) or engineer(s) from time to time engaged by Tenant at its expense and approved by Landlord for preparation of the Space Plan.

                                (d) "Space Plan" means the plans and
                        specifications (including structural, architectural, mechanical, and electrical working drawings) prepared by the Space Planner at Tenant's expense for the supply, installation, and finishing of improvements in the Premises such as partitions, doors and hardware, ceilings, floor covering, window coverings, wall coverings, and built-ins, wiring, lights and switches, heating, ventilation and cooling equipment and controls, telephone and electrical outlets, plumbing and fixtures, fire protection, fire warning and security systems, and other mechanical and electrical equipment and facilities which are attached to and form part of the Building.

                                (e) "Tenant's Work" means the items supplied,
                        installed and finished by Tenant at no cost to Landlord under Article 4.






PREPARATION OF SPACE    2.      (a) The design, layout, finishes and equipment
PLAN                    for the Premises will be compatible with the character
                        and capacity of the Building, will be determined by Tenant in accordance with this Exhibit D (subject to Landlord's approval), and will be set out in the Space
                        Plan.

                                (b) As soon as practicable, Landlord will
                        deliver copies of floor plans, structural drawings, mechanical drawings and electrical drawings available to Landlord which provide basic information about the Premises. Landlord will have no responsibility or liability for the completeness or reliability of such plans and drawings.

                                (c) The Space Planner is responsible to become
                        familiar with the Building, the plans and drawings provided by Landlord for the Premises, and the design criteria and construction procedures adopted by Landlord to permit completion of proper and adequate structural, architectural, mechanical and electrical working drawings as part of the Space Plan for Tenant's Work.

                                                                    EXHIBIT 10.1



                        Tenant will impose and enforce all terms of this Exhibit on the Space Planner.

                                (d) The drawings included in the Space Plan will
                        be blueline drawings and will include floor plans, interior elevations, structural, architectural, mechanical and electrical working drawings, and details of any special installations which will affect the Building or perimeter walls of the Premises. The specifications included in the Space Plan will include all materials and finishes to be used and performance characteristics for fixtures and equipment. All materials, equipment, finishes and other elements will conform with and be of a quality at least equal to Building Standard. Where applicable, the Space Plan will include section and elevations for Tenant entries, details of entry signage (which will conform to Landlord's sign criteria), reflected ceiling plans, and mechanical work in the ceiling area. Unless otherwise agreed by Landlord, all drawings provided by Tenant will be of uniform size not exceeding 24" x 36" and to a minimum scale of 1/8" = 1'0". In addition, drawings and specifications included in the Space Plan will be provided to Landlord in an electronic format which is Autocad compatible with layering to match specifications to be supplied by Landlord.

APPROVAL                3.      (a) As soon as practicable after execution of
OF SPACE PLAN           the Lease, Tenant will deliver to Landlord six copies of
                        the complete Space Plan, together with a materials board and any other information reasonably requested by Landlord.

                                (b) Not more than five business days after
                        receiving the Space Plan, Landlord will notify Tenant either of its approval of the Space Plan or of the changes required. If Landlord notifies Tenant that changes are required, Tenant will within five business days of that notification submit to Landlord for its approval the Space Plan amended in accordance with the changes so required. Tenant will deliver to Landlord four copies of the approved Space Plan plus one sepia copy of all drawings included therein. The times provided in this Article for preparation, delivery and approval of the Space Plan may be extended upon written approval of both Landlord and Tenant. After approval of the Space Plan, Tenant may amend the Space Plan and deliver the amendments to Landlord and Landlord will review those amendments, all in accordance with the procedures previously set out in this Article. No work will be performed pursuant to the amended Space Plan until approved by Landlord.


TENANT'S WORK           4.      (a) All work involved in completion of the
                        Premises for occupancy will be carried out by Tenant at no cost to Landlord. Tenant's Work will be (i) of a quality at least equal to Building Standard, (ii) completed in accordance with the Space Plan, (iii) carried out by contractors approved by Landlord without unduly interfering with Landlord or the other tenants,
                        (iv) performed in compliance with Articles 12 and 13 of the Lease, and (v) carried out with all due diligence and (subject to circumstances over which Tenant has no control) completed prior to the Commencement Date.
                                (b) Notwithstanding anything to the contrary,
                        the following Tenant's

                                                                    EXHIBIT 10.1



                        Work will be performed by Landlord at Tenant's expense:

                                        (i) all approved modifications to the
                                base Building structural, heating, cooling, ventilation, mechanical, electrical, sprinklers and life safety systems,

                                        (ii) all patching of Building
                                fireproofing,

                                        (iii) all drilling, cutting, coring or
                                patching for conduit, pipe sleeves, chases, duct equipment or openings in any floor, wall, column or roof of the Building which is approved by Landlord, and

                                        (iv) all connections to base Building
                                systems other than low pressure ductwork connections.




COMPLETION              5.      (a) From and after the date Landlord notifies
OF WORK                 Tenant that the Premises are available for completion of
                        Tenant's Work, and subject to the terms of the Lease and this Article, Tenant and the contractors and workers employed by it will have access to and non-exclusive use of the Premises to perform Tenant's Work.

                                (b) To assure that work proceeds efficiently on
                        the Building, Landlord may from time to time make rules for coordination of construction work. Tenant will ensure that all contractors and workers employed by it are informed of and observe such rules.

                                (c) Prior to commencement of Tenant's Work,
                        Tenant and the contractors and workers employed by it will make appropriate arrangements with Landlord for performance of Tenant's Work, including arrangements for material handling and hoisting, material and equipment storage, time and place of deliveries, hours of work, power, heating, washroom facilities, scheduling, security and clean-up.

                                (d) Tenant will at all times keep the Premises
                        and adjacent areas free from accumulations of waste material or rubbish caused by its suppliers, contractors or workers. If any parts of the Building are occupied, such waste material and rubbish will in any event be removed at least daily. At the completion of Tenant's Work, Tenant will forthwith remove all waste material and rubbish and all tools, equipment and surplus materials from the Premises and adjacent areas and will leave them clean to Landlord's satisfaction. This final clean-up will include the light fixtures, windows, heating, cooling and ventilation units, entries and public spaces affected by Tenant's Work.

                                (e) Landlord will have no responsibility or
                        liability with respect to Tenant's Work or attendant tools, equipment and materials left or installed in the Building. Landlord may require that neat screens or hoardings as designed or prescribed by Landlord be erected at Tenant's expense around Tenant's Work, and that all work be conducted and all tools, equipment and

                                                                    EXHIBIT 10.1



                        materials be kept behind such screens or hoardings.

                                (f) Any damage to the Building or other property
                        of Landlord or others which may be caused by Tenant, any contractor or worker employed by Tenant, or any other party engaged in Tenant's Work will be forthwith repaired by Tenant at Tenant's expense to the satisfaction of Landlord.

                                (g) Tenant will reimburse Landlord for any
                        additional costs and expenses of Landlord caused by Tenant's failure to carry out Tenant's Work in the manner required under this Article or resulting directly or indirectly from any delays caused to Landlord by any such failure.

                                (h) Upon completion of Tenant's Work, Tenant at
                        its cost will prepare and provide to Landlord a copy of "as-built" drawings and an Autocad diskette of the Space Plan, marked to show changes made during construction.


RECOVERY OF             6.       Tenant will be responsible for the following
COSTS                   costs incurred by Landlord in connection with Tenant's
                        Work:

                                (a) any fees and charges payable by Landlord to
                        Landlord's architect, engineers or other consultants for examination of the Space Plan or any amendments thereto; and

                                (b) if Landlord performs any of Tenant's Work,
                        whether at the request of or by agreement with Tenant or as otherwise provided in this Exhibit D, the direct cost to Landlord for such work plus 10% of such direct cost as an administration fee for such work.

                        Such amounts will be deducted from the cash allowance payable by Landlord under Article 7. If such amounts exceed the cash allowance, such excess will be paid in progress payments as the work proceeds, payable within 10 days of invoice therefor.


CONSTRUC-               7.       Tenant will submit to Landlord upon completion
TION                    of Tenant's Work a sworn statement that Tenant's
ALLOWANCE               designers, contractors, subcontractors, workers and
                        suppliers are paid in full for all work performed and materials and equipment supplied by them on the Premises, copies of all invoices received by Tenant for such work, lien waivers executed by Tenant's contractors, subcontractors and suppliers for such work, and such other information as Landlord may reasonably request to evidence payment for all such work. If Tenant has completed the Premises in accordance with Tenant's obligations under this Exhibit D, provided the "as-built" Space Plan, and is not otherwise in default of the Lease, Landlord will pay to Tenant within 30 days after the date of such submittal a cash allowance equal to the lesser of (i) the amount expended by Tenant for design and construction of the Premises (including amounts paid to Landlord in connection therewith under this Exhibit but excluding any movable equipment, furniture or other trade fixtures), or (ii) $15.00 for each square foot of Rentable Area of the Premises.

                                                                    EXHIBIT 10.1


                                             EXHIBIT E
                                       ADDITIONAL PROVISIONS


ACQUISITION             1.       This Lease is subject to acquisition of the
OF PROJECT              Project by Landlord or its affiliate. If Landlord or its
                        affiliate has not acquired the Project by May 31, 2000, or 60 days after full execution of this Lease, whichever is later, either Landlord or Tenant may terminate this Lease, and upon such termination the Security Deposit and any interest accrued thereon will be returned to Tenant and neither party will have any further rights or obligations under this Lease. If in connection with such purchase of the Project Landlord assigns this Lease and the Security Deposit and any interest accrued thereon to another entity which assumes the obligations of Landlord under this Lease, the Landlord executing this Lease will be relieved and released from all further obligations under this Lease and Tenant will look to the assignee as successor to Landlord under this Lease. Subject to any restrictions on assignment as may be provided under the terms of Landlord's purchase agreement for the Project, if for any reason Landlord or its affiliate elects not to acquire the Project Landlord will assign to Tenant at Tenant's option the interest of Landlord and its affiliate in such purchase agreement in consideration for payment by Tenant to Landlord of any out-of-pocket costs incurred by Landlord and its affiliate in connection with the Project (including any earnest money paid by Landlord under the purchase agreement, any expenses incurred by Landlord in its due diligence investigations, and any costs incurred by Landlord in negotiating leases and other contracts in respect of the Project). Landlord in connection with such assignment will provide Tenant with copies of all due diligence items in its possession related to acquisition of Project.


EXPANSION               2.       The Premises will be expanded on July 15, 2001,
SPACE                   to include between 18,000 and 31,000 square feet of
                        Rentable Area ("Expansion Space") as determined by
                        Landlord in one or more (but not more than three) locations on the second and fourth levels of the Building for a term coterminous with the Term of this Lease. The Expansion Space will be identified by notice from Landlord given by January 15, 2001. The Expansion
                        Space will be delivered to Tenant in its "as-is" condition by no later than May 1, 2001, and Tenant will have access to the Expansion Space to prepare the Expansion Space for occupancy. On July 15, 2001, or such earlier date as Tenant occupies the Expansion Space for conduct of business, the Rent payable under this Lease will be increased to include the Rentable Area of the Expansion Space and all of the terms and provisions of this Lease will be applicable to the Expansion Space thereby included in the Premises; provided that the construction allowance payable in respect of the Expansion Space under Article 7 of Exhibit D will be the lesser of (i) the amount expended by Tenant for design and construction of the Expansion Space (including amounts paid to Landlord in connection therewith), or
                        (ii) $15.00 for each square foot of Rentable Area of the Expansion Space. Landlord and Tenant will execute and deliver an amendment of this Lease confirming the inclusion of the Expansion Space in the Premises on the terms provided above.

                                                                    EXHIBIT 10.1



STORAGE                 3.       [Intentionally Omitted]
SPACE

PARKING                 4.       So long as Tenant is not in default of this
                        Lease beyond any applicable notice or grace period, Landlord will make available to Tenant during the Term up to ten parking spaces in the climate controlled parking facilities in the Project. The parking spaces will be on an unallocated basis and for the sole use of Tenant's employees. The parking agreement will be on the standard parking agreement and at a rental rate for each space of $100 per month during the first five years of the Term and thereafter at the monthly market rental rate from time to time in effect. If at any time Tenant terminates the parking contract for any parking space for any period of time, Tenant will have no further right under this Lease to rent such space.

MONUMENT                5.       Subject to obtaining all necessary governmental
SIGN                    approvals, Tenant will have the right at its expense to
                        place its name on the upper 50% of each face of the existing monument sign for the Project and Landlord will have the right to place the name of any other tenant leasing at least 75,000 square feet of Rentable Area on the lower 50% of each face of such sign. The lettering, display and coloring of Tenant's name will be subject to Landlord's approval, which not be unreasonably withheld or delayed. Tenant shall pay for all costs of its placing and maintaining its name on the sign and its proportionate share of the cost of fabrication, installation, operation, maintenance, repair and replacement of such sign, such proportionate share to be calculated for such sign by dividing the area of the Tenant's name by the total area of all tenant names on such sign. Tenant's name will be removed from the monument sign at Tenant's cost upon expiration or earlier termination of the Lease, Landlord's repossession of the Premises for default, or Tenant's vacation of the Premises for any reason.

FACADE SIGN             6.       Subject to obtaining all necessary governmental
                        approvals, Landlord will install one or more signs on the facade of the Building. Subject to the rights of Federated Insurance or its assign as tenant under its existing lease for space in the Project, Tenant will have the only right to signage on the France Avenue frontage of the Building. Subject to the rights of Federated Insurance or its assign as tenant under its existing lease for space in the Project, Landlord may place signage on the other faces of the Building naming other tenants leasing at least 75,000 square feet of Rentable Area. The design of Tenant's sign will be subject to Landlord's approval, which approval will not be unreasonably withheld or delayed. Tenant shall pay for all costs of fabrication, installation, operation, maintenance, repair and replacement of Tenant's sign.
                        Tenant's sign will be removed from the facade at Tenant's cost upon expiration or earlier termination of the Lease, Landlord's repossession of the Premises for default, or Tenant's vacation of the Premises for any reason.

FIRST OFFER             7.      (a) For purposes of this Section, "Offer Space"
                        means any space in the

                                                                    EXHIBIT 10.1



                        Building which becomes available to Landlord for releasing after the first year of the Term and any additional space which may become available by expansion of the Building or construction of a new building on the Land. If any then-existing tenant or occupant of such space or adjoining space on the same floor elects to continue or expand its tenancy or occupancy under a renewal or new lease or amendment of an existing lease, whether by right or otherwise, the space so leased by such tenant or occupant will not be deemed to be available for releasing (provided that this sentence will not apply to the initial lease-up of any additional space which may result from expansion of the Building or construction of a new building).

                                (b) Prior to Landlord entering into any binding
                        lease after the first year of the Term for any Offer Space with a third party tenant, Landlord will give Tenant written notice of such desire (the "Offer Notice"), which notice will specify (i) the Base Rent, including any fixed or indexed rental adjustments, which Landlord desires to charge for such Offer Space for a term coterminous with the remainder of the Term of this Lease, (ii) the basis for inclusion of operating expenses and taxes as part of the rent payable for the Offer Space if it differs from the terms of this Lease,
                        (iii) any tenant concessions (such as rent abatements and improvement allowances) which Landlord is willing to provide for such Offer Space for such term, and (iv) any other terms and conditions on which Landlord is willing to lease such Offer Space for such term.

                                (c) If Landlord gives Tenant an Offer Notice for
                        any Offer Space, Tenant will then have a right (an "Offer Right") to include in the Premises all, but not less than all, of such Offer Space upon all of the terms set forth in the Offer Notice for a term which is coterminous with the Term of this Lease, subject to the following conditions:

                                   (i) Tenant gives Landlord written notice of
                               its election to exercise such Offer Right within five business days after Landlord gives Tenant the Offer Notice; and

                                   (ii) Tenant is not in default under this
                               Lease either on the date Tenant exercises such Offer Right or on the proposed effective date of inclusion of such Offer Space in the Premises, unless waived in writing by Landlord; and

                                   (iii) any party having a right to lease all
                               or part of the Offer Space under its lease fails to lease all or such part of the Offer Space pursuant to such right.

                        (d) If Tenant timely and properly exercises such Offer Right, Landlord and Tenant will execute and deliver an amendment of this Lease reflecting the inclusion of such Offer Space in the Premises on the terms provided in the Offer Notice. (e) If Tenant does not timely or properly exercise such Offer Right, Landlord may within 180 days thereafter lease such Offer Space to any

                                                                    EXHIBIT 10.1

                        third party tenant on economic terms and conditions which taken as a whole are not more than 5% more favorable to such tenant than those set out in the Offer Notice, without again complying with the provisions of this Section and affording Tenant the right to again exercise the Offer Right with respect to such Offer Space.

                                (f) The Offer Rights granted in this Lease are
                         recurring rights. If any Offer Space which is leased to a third party tenant again becomes available to Landlord for releasing, Landlord must again comply with the provisions of this Section and afford Tenant the right to again exercise its Offer Right for such Offer Space before entering into any binding lease for such Offer Space.

                                (g) The Offer Rights hereby granted will
                        automatically terminate and become null and void upon the earliest to occur of (i) the expiration or earlier termination of this Lease or of Tenant's right to possession of the Premises, (ii) the assignment of this Lease or sublease of more than 25% of the Premises by Tenant, and (iii) 18 months prior to the end of the Term.

RENEWAL                 8.      (a) Tenant will have two successive options
OPTION                  (each, a "Renewal Option") to renew the Lease with
                        respect to all (but not less than all) of the Premises for an additional term (the "Renewal Term") of five years commencing on the date immediately after the expiration date of the preceding Term, subject to the following terms and conditions:

                                   (i) Tenant gives Landlord not less than 18
                               months' prior written notice of its election to exercise the Renewal Option; and

                                   (ii) Tenant is not in default under this
                               Lease either on the date Tenant exercises the Renewal Option or on the commencement of the Renewal Term, unless waived in writing by Landlord.

                                (b) If Tenant exercises the Renewal Option, all
                        terms and conditions of the Lease will be applicable to the Renewal Term, except that

                                   (i) the Base Rent for the Renewal Term will
                               be the Market Rate or the rate last payable by Tenant during the preceding Term, whichever is greater;

                                   (ii) the Additional Rent will be determined
                               as provided in this Lease, with the Operating Cost Cap and any accumulated amounts included in Tenant's Share of Actual Operating Cost which have not been paid because they exceed the Operating Cost Cap continuing as though the term of the Lease had not expired;

                                   (iii)  all other Rent for the Renewal Term
                               will be determined as provided in this Lease;

                                   (iv) Tenant agrees to accept the Premises
                               in an "as-is" condition on the commencement date of the Renewal Term, and Tenant will not be entitled to any credit or allowance from Landlord for the

                                                                    EXHIBIT 10.1



                                improvement thereof;

                                        (v) Tenant will not be entitled to any
                                rental concessions such as "free rent" or other inducements for the Renewal Term; and

                                        (vi) Tenant will have no further options
                                to renew the Term of this Lease beyond the Renewal Options hereby granted.

                                (c) If Tenant exercises the Renewal Option,
                        Landlord and Tenant will execute and deliver an amendment to this Lease reflecting the lease of the Premises by Landlord to Tenant for the Renewal Term on the terms provided above.

                                (d) The Renewal Options hereby granted will
                        automatically terminate and become null and void upon the earliest to occur of (i) the expiration or earlier termination of this Lease or of Tenant's right to possession of the Premises, (ii) any assignment of this Lease or sublease of more than 25% of the Premises by Tenant, and (iii) any failure of Tenant to timely or properly exercise such Renewal Option.






MARKET RATE                      9. (a) As used in this Lease, "Market Rate"
                        means the annual rent per square foot of Rentable Area of the space in question as of the commencement of the term in question that a willing tenant would pay, and a willing landlord would accept, in arms-length bona fide negotiations if the space in question were leased for a period equal to the term in question on the terms and conditions of this Lease.

                                (b) Whenever Market Rate is to be determined
                        under this Lease, Landlord will give Tenant notice ("Landlord's Rate Notice") of Landlord's determination of the Market Rate and the basis on which Landlord has made its determination. If Tenant does not agree with Landlord's determination of the Market Rate, Tenant will give Landlord written notice of that disagreement within 15 days of receipt of Landlord's Rate Notice, stating the amount which Tenant believes Market Rate should be and the basis for such belief. If Tenant fails to timely give such notice of disagreement, the Market Rate will be the amount set out in Landlord's Rate Notice. If Tenant gives Landlord such notice of disagreement, Landlord and Tenant will endeavor in good faith to agree on the Market Rate.

                                (c) If Landlord and Tenant have not agreed as to
                        the Market Rate within 30 days of Tenant's notice of disagreement, the Market Rate will be determined by a panel of appraisers using the following procedures:

                                   (i) Landlord will appoint an appraiser by
                               written notice to the Tenant. Within 15 days after receipt of notice of appointment of an appraiser, Tenant will by notice to Landlord appoint a second appraiser. Within 15 days after appointment of the second appraiser, the two appraisers will appoint a third appraiser.

                                                                    EXHIBIT 10.1



                                   (ii) If the second appraiser is not duly
                               appointed within the specified period, the report of the first appraiser will be conclusive upon Landlord and Tenant. If the third appraiser is not duly appointed within the specified period, either Landlord or Tenant may apply to the senior judge of the District Court for the County in which the Project is located (or, if such does not then exist, the then-existing court of comparable jurisdiction) and that judge or a person selected by that judge will appoint the third appraiser.

                                   (iii) All appraisers appointed under this
                               provision will be members of the American
                               Institute of Real Estate Appraisers (or such successor body exercising similar functions) with experience in comparable office space rentals in the Minneapolis-Saint Paul metropolitan area and with no direct or indirect financial or other business interest in or in common with Landlord or Tenant or any affiliate of either. Landlord and Tenant will each pay the fees charged by the appraiser appointed by it and will each pay one-half the fee charged by the third appraiser.

                                   (iv) As expeditiously as possible after
                               appointment of the third appraiser, the panel of appraisers will execute in duplicate a report stating the Market Rate. The report of the appraisers or, if the appraisers cannot agree, the report of the majority of the appraisers will be deemed to be the Market Rate. If the determinations of all three appraisers differ in amount, the Market Rate will be deemed to be:

                                           (A) the average of the three
                                     appraisals if neither the highest nor the lowest differs from the middle appraisal by more than 10%,

                                           (B) the average of the middle
                                     appraisal and the appraisal nearest in
                                     amount to the middle appraisal if either the highest or the lowest appraisal, but not both, differs from the middle appraisal by more than 10%, and

                                           (C) determined by a new appraisal
                                     panel appointed and functioning in the same manner if both the highest and lowest appraisals differ from the middle appraisal by more than 10%.

PURCHASE                10.     (a) Prior to Landlord entering into any binding
RIGHT                   agreement (other than a mortgage) to sell or convey its
                        interest in the Project, Landlord will give Tenant written notice of such desire (the "Sale Notice"), which notice will specify the terms and conditions on which Landlord is willing to sell the Project.
                                (b) If Landlord gives Tenant a Sale Notice,
                        Tenant will then have a right (a "Purchase Right") to purchase the Project upon all of the terms set forth in the Sale Notice, subject to the following conditions:

                                   (i) Tenant gives Landlord written notice of
                               its election to exercise such Purchase Right within five business days after Landlord gives




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                                                                    EXHIBIT 10.1



                                Tenant the Sale Notice; and

                                   (ii) Tenant is not in default under this
                                Lease on the date Tenant exercises such Purchase Right, unless waived in writing by Landlord.

                            (c) If Tenant timely and properly exercises such
                        Purchase Right, Landlord and Tenant will execute and deliver a purchase agreement reflecting the terms provided in the Sale Notice.

                            (d) If Tenant does not timely or properly
                        exercise such Purchase Right, Landlord may within 180 days thereafter enter into an agreement to sell the Project to any third party on economic terms and conditions which taken as a whole are not more than 5% more favorable to the purchaser than those set out in the Sale Notice, without again complying with the provisions of this Section and affording Tenant the right to again exercise the Purchase Right with respect to the Project.

                            (e) The Purchase Right hereby granted will
                        automatically terminate and become null and void upon the earliest to occur of (i) the expiration or earlier termination of this Lease or of Tenant's right to possession of the Premises, (ii) the assignment of this Lease or sublease of more than 25% of the Premises by Tenant, and (iii) any sale or conveyance by Landlord of its interest in the Premises as permitted under this Article.

BUILDING ENHANCEMENT    11. By February, 2001, Landlord and Tenant will select
AND LOBBY               an architect for renovation of the Building lobby area
RENOVATION              or other public spaces to enhance the image of the
                        Project. Upon approval of the plans and specifications for such renovation, which approval will not be unreasonably withheld, delayed or conditioned, Landlord will carry out such renovation, provided that Landlord will not be required to pay more than $100,000 in the aggregate for such renovation. Any such renovation shall be ADA compliant, and the cost of ADA compliance will be included in the cost of such work. However, any work which is carried out solely for the purpose of bringing existing improvements into ADA compliance will not be included in the cost of such renovation and instead will be included in the Actual Operating Cost under clause
                        (vi) of Section 3(f) of the Lease. The estimated amounts that Landlord and Tenant will be required to contribute for the cost of such renovation will be deposited in escrow prior to the renovation beginning.


OFFICE                  12. This Lease will include the lease by Landlord to
FURNITURE               Tenant of the office furniture which on the Delivery
                        Date is located on the fifth floor, on that part of the second floor shown on Exhibit F, and in the first floor computer room (not including the telephone switch), if Landlord has acquired such office furniture in connection with its acquisition of the Project. Landlord and Tenant will inventory such office furniture upon delivery of the Premises. No additional rent will be charged for lease of the office furniture, but the Tenant will be responsible for any personal property tax or other charges, fees or assessments payable in respect of the office furniture during the Term.




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                                                                    EXHIBIT 10.1


                        Tenant will keep the office furniture in good repair and condition, reasonable wear and tear excepted, and will include the office furniture in any insurance maintained by Tenant for the Premises with Landlord named as additional insured. Tenant may relocate the office furniture within the Premises, but if Tenant desires to replace any of the office furniture during the Term Tenant will pay for the cost of moving the office furniture to other space in the Building designated by Landlord or, at Landlord's written option, Landlord may dispose of the office furniture and retain any proceeds from the sale thereof. At expiration or earlier termination of the Lease or vacation of the Premises or any part thereof by Tenant, Tenant will surrender the office furniture located in such space to Landlord free and clear of any liens and encumbrances, whereupon Tenant's obligations, if any, with respect to such furniture shall terminate.

TELEPHONE               13. Subject to the rights of National Car Rental
SWITCH                  Systems, Inc., (whether such rights are currently in
                        effect or granted in connection with Landlord's acquisition of the Project), Tenant will have the right to use the telephone and telecommunications equipment located in various switching stations or equipment closets in or around the Project if such equipment is acquired by Landlord as part of the Project. As National
                        Car Rental Systems, Inc., releases its right to use the telephone switch, Tenant will have the first right to reserve such capacity as Tenant may require for use in the Premises before Landlord makes such capacity available to other tenants. Tenant's right to use such equipment is limited to such portion of the capacity of such equipment as may be reasonably required by Tenant for the Premises, and other tenants will be entitled to use the remaining capacity. The telephone and telecommunications equipment will be maintained by Landlord at Landlord's expense, with Tenant paying a prorata share of the telephone charges and other costs of operating and maintaining such telephone and telecommunications equipment. Such costs will not be included in the Operating Cost Cap.

SECURITY                14. Tenant may install its own security system for the
SYSTEM                  Premises as may be approved by Landlord, which approval
                        will not be unreasonably withheld or delayed so long as it is compatible with Landlord's system and provides access to the Premises by Landlord or its agents for the purposes set out in Article 24 of this Lease. Tenant will be entitled to use Landlord's security system for access to the Premises and to the extent provided to other tenants for access to the Building and its Common
                        Areas.

ROOF RIGHTS             15. So long as Tenant is not in default of this Lease
                        beyond any applicable notice or grace period, Tenant will have the right during the Term to install and maintain a roof deck for its exclusive use on such part of the roof of the Building as may be reasonably agreed between Landlord and Tenant. The roof area will be made available to Tenant at no additional Rent or other charge, but will otherwise be subject to the terms and conditions of this Lease and any reasonable rules and regulations as may from time to time be adopted by Landlord for use of the roof area. Tenant will be responsible for




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


                                                                    EXHIBIT 10.1


                        all costs of installing, maintaining, using, repairing and replacing roof deck and will promptly repair any damage to the Building (including damage to the roofing and roof membrane) resulting therefrom. At the option of Landlord, Tenant will remove the roof deck at Tenant's cost upon expiration or earlier termination of this Lease or of Tenant's right of possession hereunder and restore the roof area to the condition it was in prior to installation of the roof deck, reasonable wear and tear excepted.






EXISTING LEASE          16. (a) Tenant is currently leasing approximately 28,146
                        square feet of space at 7901 Flying Cloud Drive in Eden
                        Prairie, Minnesota, under the Lease date November 12,
                        1998, as amended and supplemented, between The
                        Protective Group, Inc., and Tenant and subleasing approximately 8,811 square feet of space located at 9855
                        West 78th Street in Eden Prairie, Minnesota, under that certain Sublease dated August 13, 1999, between Eliance
                        Corporation and Tenant (collectively, the "Exising
                        Leases"). Landlord hereby agrees to pay Tenant's existing landlords directly in an amount not to exceed
                        $2,000,000 in the aggregate for all amounts payable by Tenant under the Existing Leases from and after the Commencement Date of this Lease as such amounts become due and payable. Landlord and Tenant will cooperate in terminating the Existing Leases or subletting all or part of the space leased under the Existing Leases, but Tenant will not amend, terminate, extend or renew the Existing Leases or exercise any rights of expansion or sublet any portion of the space leased thereunder without prior written notice to Landlord. Landlord's obligation to pay any rent under the Existing Leases under this Section will be reduced by the amount received from any subtenant or other users of the space under the Existing Leases from and after the Commencement Date. Tenant will provide Landlord with copies of the Existing Leases and upon request with copies of any information or records relating to the Existing Leases and the space leased thereunder for any periods for which Landlord has paid rent under the Existing Leases, and will pay to Landlord upon receipt any amounts paid to Tenant (such as by refund of any operating costs) in respect of the Existing Leases, or the space leased thereunder for the period from and after the Commencement Date. The obligation of Landlord to pay rent in respect of the space leased under the Existing Leases will not apply to any portion of such space which may be occupied by Tenant from and after the Commencement Date. Nothing herein will affect Tenant's responsibility to observe and perform all obligations of Tenant under the Existing Leases.

                            (b) Prior to the Commencement Date and as a
                        condition of Landlord's payments of any amounts under this Section, Tenant will deposit with Landlord the sum of $2,000,000 in the form of an irrevocable letter of credit in form acceptable to Landlord and drawn upon a financial institution acceptable to Landlord as security for the full and faithful performance by Tenant of its payment obligations under this Section. Any Rent paid by Tenant will first be applied to payment of Base Rent, Additional Rent, and other amounts owing by Tenant under this Lease before being applied to amounts due under this Section. In the event that Tenant fails to pay any amounts payable under this




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


                                                                    EXHIBIT 10.1


                        Section within five days after the due date or in the event any letter of credit is not renewed by no later than 30 days prior to the stated expiration date thereof, Landlord may draw upon the letter of credit and use, apply or retain the whole or any part thereof for the payment of amounts payable by Tenant under this Section. Tenant will not be obligated to maintain a letter of credit during any period where Tenant has had net income during each quarter of the preceding two fiscal years, but in the event Tenant suffers a loss during any quarter thereafter a new letter of credit will be reinstated or, alternatively, Tenant shall provide a cash escrow in an amount equal to the lesser of (i) the amount of the remaining lease liability under the Existing Leases at such time; or (ii) the difference between $2,000,000 and the amounts previously expended by Landlord under this Section. If the letter of credit is not reinstated or cash escrow provided within 10 days after written notice from Landlord, any principal balance and all accrued interest owed by Tenant under this Section will be immediately due and payable, and Landlord's obligation to pay Tenant's existing landlords shall cease.

                            (c) In addition to the other Rent payable by
                        Tenant under this Lease, Tenant will reimburse Landlord for all amounts paid by Landlord under this Section (less any reimbursements for any sublease payments received by Tenant that are paid to Landlord or other reimbursements paid by Tenant to Landlord relating to the Existing Leases) with interest at a rate of 12% per annum on the unpaid balance thereof. Such amount of principal and interest will be adjusted each month based upon the amounts paid or reimbursed by Landlord through such month and paid in equal installments over the remainder of the initial Term of this Lease payable with and in the same manner as the Base Rent payable under this Lease, with each payment applied first to interest and then to the principal. If Landlord fails to pay Tenant's existing landlords prior to the due date therefor for any amounts in respect of the Existing Leases, Tenant will have the right to set off such amount against the monthly payments next coming due under this Section. If and whenever all or part of the space demised under the Existing Leases are subleased or it is otherwise determined that the total amount payable by Landlord in respect of the Existing Leases shall be less than $2,000,000, Landlord's obligations to pay any sums under this Section will be reduced to the total amount payable in respect of the Existing Leases and the Tenant's letter of credit will be reduced pro rata. Tenant will have the option to prepay the principal amount in whole or in part at any time not less than 30 days' prior written notice.




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                                                                    EXHIBIT 10.1



NEW                     17. (a) So long as Tenant is not in default of this
BUILDING                Lease beyond any applicable notice or grace period,
                        Tenant may, at any time during the Term or any Renewal
                        Terms so long as at least three years remain in the Term of this Lease (including any Renewal Terms which Tenant may have exercised), request that the Building be expanded or a new building constructed on the Land by Landlord. If Tenant commits to lease at least 60% of such expansion or new building and the expansion or new building is within Landlord's financial capacity and investment criteria and will be prudent under then-current market conditions, Landlord will construct the expansion or new building. Any such expansion or new building will be subject to any mortgages or other agreements affecting the Project and all governmental laws, codes, rules, regulations and ordinances affecting the Project and the improvement thereof.

                            (b) If Landlord so expands the Building or
                        constructs a new building, Landlord will review the site plan and budget with Tenant before starting construction. Tenant will lease the portion of the expansion or new building which Tenant has committed to lease for a term of ten years, at a monthly rental rate per square foot of Rentable Area (net of operating costs and taxes) which would equal the Development Cost per square foot of Rentable Area for the expansion or new building amortized over a term of ten years in equal monthly installments at an interest rate of 550 basis points over the interest rate for 10-year U.S. Treasury Bills in affect at the time construction of the expansion or new building begins, with a tenant improvement allowance of $20.00 per square foot of Rentable Area, and otherwise on the terms and conditions of this Lease.

                            (c) As used herein, the "Development Cost" means
                        all costs incurred by Landlord for such expansion or new building, including without limitation costs of title, survey, soil and environmental testing, and other investigations, rezoning, replating, building permits, land use approvals, SAC and WAC charges and other governmental fees, cost of demolition and removal of existing improvements, site preparation, site improvements and utilities, architectural, engineering, management, legal and other consulting fees and expenses, payments to contractors, construction managers and supplies, appraisal fees, leasing commissions, prepayment premiums or defeasance charges for existing financing, costs of arranging new interim and permanent financing, interest payments and insurance costs during construction, and any development fees, tenant improvement allowances, and leasing costs for the expansion or new building.

                            (d) Nothing herein will preclude Landlord from
                        expanding the Building or constructing the new building on its own volition, provided that Tenant will have the right of first offer for all space in the expansion or new building as provided in Section 7 of this Exhibit E.




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